Exhibit 10.10

NATIONAL CWN WATER SCOOPER SERVICES 2.0

Matt Olson, Contracting Officer
Phone: (208) 387-5835
e-mail: matthew.olson@usda .gov

National Interagency Fire Center
U.S. Forest Service, Contracting
Owyhee Bldg. MS- 1100
3833 S. Development Ave
Boise, Idaho 83705-5354

Contract No. 1202SA21T9009 CWN Multi-engine Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

TABLE OF CONTENTS

SECTION A - SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

STANDARD FORM 1449

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
B.1	PRICING AND ESTIMATED QUANTITIES	2
B.2	SCHEDULE OF ITEMS	3
C.1	SCOPE OF CONTRACT	5
C.2	AIRCRAFT REQUIREMENTS	6
C.3	CERTIFICATIONS AND APPROVALS	8
C.4	RESERVED	9
C.5	AIRCRAFT MAINTENANCE	9
C.6	AVIONICS	12
C.7	AIRCRAFT AND EQUIPMENT SECURITY	19
C.8	OPERATIONS	20
C.9	CONTRACTOR’S ENVIRONMENTAL RESPONSIBILITIES	24
C.10	PERSONNEL	25
C.11	ADMINISTRATIVE MATTERS	30
C.12	RANDOM DRUG TESTING	31
C.13	SUBSTITUTION OR REPLACEMENT OF PERSONNEL, AIRCRAFT, AND EQUIPMENT	31
C.14	FLIGHT HOUR AND DUTY LIMITATIONS	32
C.15	ACCIDENT PREVENTION AND SAFETY (SEE EXHIBIT 10 – SYNOPSIS OF SAFETY PROGRAM)	34
C.16	MISHAPS	34
C.17	PERSONAL PROTECTIVE EQUIPMENT	36
C.18	INSPECTION AND ACCEPTANCE	36
C.19	PROFICIENCY FLIGHTS	39
C.20	AIRCRAFT SECURITY INSPECTIONS	40
C.21	PERIOD OF PERFORMANCE (AGAR 452.211-74) (FEB 1988)	40
C.22	MISSION ORDERING PROCEDURES	40
C.23	AVAILABILITY	41
C.24	PAYMENT PROCEDURES	44
C.25	FLIGHT TIME MEASUREMENT	44
C.26	PAYMENT FOR FLIGHT	44
C.27	PAYMENT FOR AVAILABILITY/UNAVAILABILITY	45
C.28	PAYMENT FOR EXTENDED STANDBY	45
C.29	REIMBURSEMENT FOR MOBILIZATION AND DEMOBILIZATION COSTS	45
C.30	PAYMENT FOR OVERNIGHT ALLOWANCE (PERSONNEL)	46
C.31	MISCELLANEOUS COSTS TO THE CONTRACTOR	46
C.32	PAYMENT FOR FUEL – US GOVERNMENT AIR CARD PROGRAM	46
C.33	PAYMENT FOR FUEL – WHEN GOVERNMENT AIR CARD NOT ACCEPTED	46
C.34	AERIAL WATER SCOOPING AIRCRAFT (AWSA) MANAGER/CONTRACTING OFFICER’S REPRESENTATIVE RESPONSIBILITIES	46
EXHIBIT 1 – BASIC AIRCRAFT EQUIPMENT AND FIRE EQUIPMENT		49
EXHIBIT 2 – STRUCTURAL INTEGRITY PROGRAM (WATER SCOOPER ONLY)		50
EXHIBIT 3 – FLIGHT EQUIPMENT		58
EXHIBIT 4 – FIRST AID KIT AERONAUTICAL		59
EXHIBIT 5 – SURVIVAL KIT – AERONAUTICAL (LOWER 48 AND ALASKA)		60
EXHIBIT 6 – AIRCRAFT MARKINGS		62
EXHIBIT 7 – ALASKA OPERATIONS		64

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Contract No. 1202SA21T9009 CWN Multi-engine Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

TABLE OF CONTENTS

EXHIBIT 8 – US GOVERNMENT AIR CARD FUEL PROGRAM		68
EXHIBIT 9 – AIRTANKER FUEL LOG		71
EXHIBIT 10 – SAFETY MANAGEMENT SYSTEM (SMS) COMPONENTS QUESTIONNAIRE		72
EXHIBIT 11 – DEFINITIONS AND ABBREVIATIONS		77
EXHIBIT 12 – DEPARTMENT OF LABOR WAGE DETERMINATION INFORMATION		81
EXHIBIT 13 – AIRCRAFT RECORDS AND MANUAL		83
EXHIBIT 14 – AIRCRAFT FLIGHT & MAINTENANCE LOG – SAMPLE –		85
EXHIBIT 15 – AIRTANKER INSPECTION FORM		87
EXHIBIT 16 – AIRCREW TRAINING FORM		93
EXHIBIT 17 – OFFERED AIRCRAFT AND ASSOCIATED DATA		95
EXHIBIT 18 – PUBLIC AIRCRAFT OPERATIONS (PAO) DECLARATION		96
EXHIBIT 19 – ADDITIONAL TELEMETRY UNIT SYSTEM DESCRIPTION		97
EXHIBIT 20 – WEIGHT AND BALANCE FORM		98
EXHIBIT 21 – INFECTIOUS DISEASE MITIGATION PROCEDURES		101
D.1	CONTRACT CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2)(FEB 1998)	102
D.2	CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS (FAR 52.212-4) (DEVIATION 2017-1) (OCT 2018)	102
D.3	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS — COMMERCIAL ITEMS (FAR 52.212-5) (DEVIATION 2017-1 AND DEVIATION APR 2020) (OCT 2020)	117
D.4	ORDERING (FAR 52.216-18) (OCT 1995)	126
D.5	ORDER LIMITATIONS (FAR 52.216-19) (OCT 1995)	126
D.6	INDEFINITE QUANTITY (52.216-22) (OCT 1995)	126
D.7	TASK-ORDER AND DELIVERY-ORDER OMBUDSMAN (FAR 52.216-32) (SEP 2019)	127
D.8	MINIMUM AND MAXIMUM CONTRACT AMOUNTS (AGAR 452.216-73) (FEB 1988)	127
D.9	KEY PERSONNEL (AGAR 452.237-74) (FEB 1988)	127
D.10	PROPERTY AND PERSONAL DAMAGE	128
D.11	CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (CPARS)	129

ii

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS *OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30*	1. REQUISITION NUMBER	PAGE 1 OF 143
2. CONTRACT NO. 1202SA21T9009 / 3. AWARD/EFFECTIVE DATE June 3, 2021 / 4. ORDER NUMBER	5. SOLICITATION NUMBER 1202SA21R9001	6. SOLICITATION ISSUE DATE 11/18/2020
7. FOR SOLICITATION INFORMATION CALL: a. NAME Matt Olson	b. TELEPHONE NUMBER *(No collect calls)* Phone (208) 387-5835 Fax (208) 387-5384	8. OFFER DUE DATE/ LOCAL TIME 1/8/2021 4:00PM MST

9. ISSUED BY CODE	10. THIS ACQUISITION IS
NATIONAL INTERAGENCY FIRE CENTER U.S. FOREST SERVICE – CONTRACTING OWYHEE BUILDING - MS 1100 3833 S. DEVELOPMENT AVE BOISE, ID 83705-5354	☐ UNRESTRICTED OR ☒ SET ASIDE: 100% FOR: ☒ SMALL BUSINESS ☐ WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM ☐ HUBZONE SMALL BUSINESS ☐ (EDWOSB) ☐ SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS ☐ 8 (A) NAICS: 481212 SIZE STANDARD: 1,500 Employees

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED	12. DISCOUNT TERMS	13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)	13b. RATING / 14. METHOD OF SOLICITATION
☒ SEE SCHEDULE		☐	☐ RFQ ☐ IFB ☒ RFP

15. DELIVER TO CODE	16. ADMINISTERED BY CODE
	Same As Item 9

17a. CONTRACTOR/ OFFEROR CODE 86QG7 FACILITY CODE	18a. PAYMENT WILL BE MADE BY CODE
Bridger Air Tanker, LLC 90 Aviation Ln Belgrade, MT 59714 TELEPHONE NO. 575-749-5312 NINE-DIGIT DUNS NO 116763915	ALBUQUERQUE SERVICE CENTER INCIDENT BUSINESS – CONTRACTS 101B SUN AVENUE, NE ALBUQUERQUE, NM 87109
☐ 17b CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	AMPHIBIOUS WATER SCOOPER AIRCRAFT See Schedule of Items				

25. ACCOUNTING AND APPROPRIATION DATA	26. TOTAL AWARD AMOUNT *(For Govt. Use Only)*

☒ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA ☒ ARE ☐ ARE NOT ATTACHED

☐ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA ☐ ARE ☐ ARE NOT ATTACHED

☒ 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 1 COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.	☐ 29. AWARD OF CONTRACT: REF. ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:
30a. SIGNATURE OF OFFEROR/CONTRACTOR Cathrine Cooper, Contracts Manager	31a. UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER) Matt Olson
30b. NAME AND TITLE OF SIGNER *(Type or print)* [signature] / 30c. DATE SIGNED 12/9/2020	31b. NAME OF CONTRACTING OFFICER *(Type or print)* Matthew Olson / 31c. DATE SIGNED June 3, 2021

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION NOT USABLE

STANDARD FORM 1449 (REV. 2/2012)
Prescribed by GSA - FAR (48 CFR) 53.212

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION B

DESCRIPTION/SCHEDULE OF ITEMS

B.1	PRICING AND ESTIMATED QUANTITIES

The intent of this solicitation and any resultant Indefinite Delivery Indefinite Quantity (IDIQ) contract is to obtain Water Scooper Aircraft services for wildland firefighting on a nationwide basis. We intend to award Multiple IDIQ or Multiple Award Task Order Contracts (MATOC) to as many qualified vendors. The placement of any orders is not guaranteed; however, each contract will have a minimum guarantee o [***]. The effective period of the resultant contract(s) will be for 4 years from the contract start date. This procurement will be 100% set aside for small business concerns.

Offeror’s proposed fixed-price rates shall include all labor, equipment, materials, State and Federal taxes, insurance coverage, overhead, lodging, Meals & Incidental Expenses (M&IE) and profit. Care should be taken to provide a separate Technical and Business/Price Proposal in accordance with the solicitation instructions. The Technical and Business/Price proposals shall be separate and complete so that evaluation of one may be accomplished independently from evaluation of the other.

Offerors must provide all information in Section B.2, Schedule of Items, as requested. The Government intends to issue multiple awards for acceptable aircraft.

The Offeror must propose aircraft with daily availability and hourly flight rates as listed in Section B.2 Schedule of Items. The Offeror shall provide a list of amphibious water scooper bases from which they are capable of operating. The Offeror will not be operationally limited to only these bases.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION B

DESCRIPTION/SCHEDULE OF ITEMS

B.2	SCHEDULE OF ITEMS

Make/Model
Canadair CL-215-6B11(CL-215T)

N-Number	Side Number
N415BT, N417BT, N418BT, N419BT, N422BT, N427BT,	281, 282, 283, 284, 285, 286

Item 1.A Daily Availability Rate*	Unit Price
Year 2021	[***] [***] [***] [***]

Year 2022	[***] [***] [***] [***]

Year 2023	[***] [***] [***] [***]

Year 2024	[***] [***] [***] [***]

Year 2025 (if extended)	[***] [***] [***] [***]

N-Number	Side Number
N415BT, N417BT, N418BT, N419BT, N422BT, N427BT	281, 282,283, 284, 285, 286

Item 1.B Flight Rate*	Unit Price
Year 2021	[***] [***] [***] [***]

Year 2022	[***] [***] [***] [***]

Year 2023	[***] [***] [***] [***]

Year 2024	[***] [***] [***] [***]

Year 2025 (if extended)	[***] [***] [***] [***]

(The above table format/page shall be used for each aircraft being offered)

*

Daily Availability Rate is based on a 14-hour day and includes mandatory 9 hour work days. During the period where the flight crew is required to be on standby beyond the first 9 hours required (rounded-up to the next full hour) for availability, the Contractor will be paid at an hourly Extended Standby Rate of [***] per hour for each authorized flight crew member and each authorized mechanic.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION B

DESCRIPTION/SCHEDULE OF ITEMS

Cancelled Dispatch will be paid at 1/10 of the contracted hourly flight rate (see C.26 (f)).

** Contractors shall propose daily availability and dry flight rates, as identified above, based on the actual amount of daily usage and flight hours the aircraft receives throughout each year.

*** Each annual estimated cost will be used to determine the grand total evaluated cost per aircraft for contract award purposes (see formula below).

The following will be used for price evaluation. The estimated quantities are provided for price evaluation purposes only and do not represent any actual quantities to be ordered. The estimated total number of days for Availability is 60 per year and a total of 200 Flight hours per year. The following formula will be used to determine Total Annual Evaluated Price for contract award purposes:(60 days x Daily Availability Rate) + (200 hours x Flight Rate) + (Fuel Cost) = Total Annual Evaluated Price.

Fuel Cost = (Hourly Fuel Consumption x $4.52 per gallon of Jet-A Fuel)

Note: Jet-A Fuel is established at $4.52 per gallon based on the July 2020 Government Fuel Survey. The price for Jet A fuel will be adjusted each time the Government conducts a new survey.

The total of each annual evaluated price will be summed together to determine the grand total evaluated price per aircraft for contract award purposes.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

C.1	SCOPE OF CONTRACT

(a) The intent of this solicitation and any resultant IDIQ contract(s) is to secure Contractor operated and maintained Turbine powered, Multi-engine, Amphibious, Fixed-Wing, Water Scooping Aircraft services meeting the specifications of this contract. The aircraft shall have full or interim Interagency Airtanker Board (IAB) approval as a multi-engine water scooper. The primary use of water scooping aircraft under this contract will be for initial attack (IA) of wildland fires. Water will be scooped from water sources such as lakes and rivers or loaded at ground locations. Chemical fire retardant including foam and gel products shall NOT be loaded in the Contractor’s aircraft. The Water scooping aircraft is expected to carry a minimum of 1400 gallons of water at Sea Level and ISA plus 15°C to fires in the beginning stages following initiation. These immediate response actions occur in the first burning periods and are intended to support personnel either on scene or in route to the incident in containing the fire when it is least costly to do so.

(b) Once activated the Water scooping aircraft will be assigned an Administrative Base annually (Boise, Idaho) for contract management oversight only and will be dispatched nationwide including Alaska, as directed by the Government. While activated, the Designated base will be the Contractor’s Home base of operations. The Contractor may propose one or more additional alternate maintenance base(s) to be used during the performance of this contract. Planned coverage is 6-Days ON & 1-Day OFF. Offerors may submit alternate proposals for 7-day coverage. Any alternate proposals must be submitted in addition to proposals for planned coverage, with pricing submitted for both.

(c) All services provided under this contract shall be performed in a safe and efficient manner. Contractors shall use all reasonable means to support safety awareness and adherence to established FAA standards and procedures as well as adherence to the USFS Aviation Management 5700 Manual by all personnel engaged in aircraft operations. The USFS Aviation Management 5700 Manual can be obtained at the following internet address under publications: http://www.fs.fed.us/fire/aviation/av library/index.html

(d) Contractor personnel shall conduct themselves in a professional and cooperative manner in fulfilling this contract.

(e) Performance of these services may involve work and/or residence on Federal property (National Forests, Bureau of Land Management, and National Parks’ Lands, etc.). Contractor employees are expected to follow the rules of conduct established which apply to all Government and non-Government personnel working or residing on Government facilities.

(f) Contractor personnel shall perform effectively, cooperate in the fulfillment of the required specifications and be willing and able to adapt to field living conditions. If the Contractor fails to provide employees that can comply with the terms of this contract the CO can treat the failure as a breach, issue a stop work order if needed, and proceed with steps to discontinue the contract(s).

(g) The CO shall notify the Contractor of any specifics of the unsatisfactory conduct and/or performance by Contractor personnel. The determination of unacceptability and corrective action is at the discretion of the Contracting Officer (CO) and/or National Airtanker Program Manager (NATPM). The Contractor shall replace unacceptable personnel.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

(h) The establishment of a good working relationship between the Contractor and Government is essential to the success of this contract. The Contractor’s employees’ cooperation, professionalism, and positive attitude are required to establish the necessary relationship that must exist to successfully complete this contract.

(i) The Government has interagency and cooperative agreements with other Federal and State agencies and aircraft awarded under this contract may be dispatched to support those agencies.

(j) The Contractor must provide all personnel, facilities, technical support, equipment, financial support, and materials required to accomplish the work required herein unless otherwise agreed to by the CO.

(k) Line items will begin service in calendar year 2021. Proposed aircraft flight rates are dry rates with fuel provided by the Government through Government fuel cards however, the contractor shall provide a secondary means of paying for fuel during instances when the Government issued fuel card is not accepted. The Contractor will be reimbursed for fuel when required to procure fuel through other than the Government provided air card.

C.2	AIRCRAFT REQUIREMENTS

(a) General

Aircraft shall be amphibious, twin turbine engine powered, have a Standard or a Restricted Category Airworthiness Certificate and shall meet the following:

(b) Minimum Aircraft Requirements

Payload:	Minimum payload of 1400 deliverable gallons of water at Sea Level and ISA + 15°C. Deliverable gallons are those gallons carried to the fire minus the residual gallons in the tank after dispensing. Payload conversion is made at an average of 8.3 pounds per gallon of fluid. Exact payload will be computed from documented weight and balance data and Takeoff and Landing performance charts for the Assigned Work Location (AWL).

Takeoff and Landing:	The aircraft accelerate-stop distance shall not be greater than 5,000 feet plus the length of the stopway (if present). For restricted category airplanes, a stopway is a safety asset, but cannot be used in the accelerate-stop calculation. (14 CFR 1.1)

Aircraft shall be capable of accelerating on all engines to the manufacturer’s or FAA approved Decision Speed (V1), experience a failed engine, and either continue to accelerate to take-off with a failed engine within the remaining runway, or come to a complete stop in the accelerate-stop distance. If Decision Speed is not available, Rotation Speed (Vr) shall be used in determining accelerate-stop requirements.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

Aircraft shall be capable of accelerating on all engines in a no wind condition through Decision Speed to Take-off Safety Speed lifting off within 80% of the effective takeoff length at sea level @ ISA plus 30[o] C. Take-off Safety Speed (V2) is defined as the speed at which IAB one engine inoperative climb performance can be achieved, or if this speed is not available, 115% of power-off stall speed for the takeoff configuration.

Capable of operating from a 5,000-foot gravel runway, 3,000 feet pressure altitude, and 25º Celsius with an empty tank.

Certification:

Aircraft certified in accordance with 14 CFR 21.183 or 21.185.

Federal Aviation Administration (FAA) Type Certificate (TC) allows for the dropping of water or on wildland fires (e.g. aerial dispersant of liquids);

An aircraft make and model for which engineering and logistical support, for continued airworthiness, is provided from the original equipment manufacturer /type certificate holder.

VFR/IFR, Day and Night.

Cruise Speed:	Cruise airspeed of at least 180 knots true airspeed at 10,000 feet pressure altitude and ISA, empty tank.

Endurance of four (4) hours at maximum cruise power, optimum altitude, standard temperature with a 45-minute reserve.

Tank:	Offered aircraft Tank system shall be approved by the Interagency Airtanker Board (IAB) as a multi-engine amphibious water scooper.

Tank capacity minimum of 1400 U.S. gallons.

(c) Personnel Requirements:	Pilot-in-Command (PIC), Second-in-Command (SIC), Flight Engineer (FE) if required, Mechanic.

(d) Condition of Equipment

(1) Contractor-furnished aircraft and equipment shall be operable, free of damage, and in good repair. Fluid leaks shall be within manufacturer’s specified limits.

(2) All windows and windshields shall be clean and free of scratches, cracks, crazing, distortion, or repairs, which hinder visibility.

(3) The aircraft interior shall be clean and neat.

(4) The exterior finish shall be clean, neat, and in good condition. Low visibility paint schemes are unacceptable.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

(5) If the aircraft has been used to disperse pesticides or herbicides it shall be supplied clean and odor free. The tank(s) shall be cleaned in accordance with Federal Insecticide Fungicide Rodenticide Act (1969) (FIFRA) Regulations.

(6) Contractor shall provide the Basic Aircraft and Fire Equipment as specified in, Exhibit 1.

(e) Non-mission Essential Equipment

(1) Non-mission essential equipment stored in the aircraft during firefighting missions will be limited to crew baggage, technician baggage (as applicable), essential ground support equipment, minimum essential consumable liquids and spare parts not to exceed 1 percent of the maximum operating/takeoff weight

(2) Equipment stored in the aircraft shall be securely stored to prevent movement in flight.

(3) All mission essential equipment shall be documented in the aircraft weight and balance records.

C.3	CERTIFICATIONS AND APPROVALS

(a) Aircraft shall conform to an approved type design, be maintained and operated in accordance with Type Certificate (TC) requirements and applicable Supplemental Type Certificates (STCs). The aircraft shall be maintained in accordance with an FAA approved inspection program and must include (as applicable if developed by the OEM) an FAA approved Supplemental Structural Inspection Document (SSID), Structural Inspection Document (SID), or Instruction for Continued Airworthiness (ICA) for the airframe structure, as applicable with an ICA and Airworthiness Limitations Section (ALS) approved by the manufacturer and the FAA for the scooper role.

(b) Contractors shall be currently certificated to meet 14 CFR Part 137 (Agricultural Aircraft Operations). Any aircraft offered shall be listed by make, model, series, and registration number on the Operator’s Certificates at the time of Pre- Use Inspection. The offeror shall have at least one of the same make and model of the aircraft offered on the Operators Certificates at the time of proposal submittal.

(c) Contractors are also required to hold a 14 CFR Part 145 Repair Station Certificate with a Class or limited airframe rating for offered aircraft. All maintenance shall be performed under the contractor’s Repair Station Certificate. Under certain circumstances non-CRS personnel may perform preventive maintenance functions such as those contained in 14 CFR Part 43, Appendix A, if approved in advance by a USFS Aviation Maintenance Inspector.

(d) Aircraft shall be 14 CFR Instrument Flight Rules (IFR) certified.

(e) Any modification or alteration to the tank system that may alter the Aerial Delivery Test Team retardant testing, evaluation and coverage test results shall be approved by the Interagency Airtanker Board (IAB) prior to scooper inspection.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

(f) Any modification or alteration to the aircraft, which affects the aircraft performance, flight characteristics, or operational limitations, must be approved by the IAB and the contracting officer prior to use under this contract.

(g) Aircraft that currently have or receive interim approval from the IAB and, fail to hold either interim or final IAB approval will not be renewed and hereby agree to a no cost termination for the convenience of the Government at the conclusion of the season.

(h) Contractors that receive an award and fail to meet the requirements of this contract including those that fail to receive IAB approval or interim tank approval shall be terminated for cause in accordance with FAR 52.212-4(m) (D-3).

(i) Water Scooper Aircraft not in existence at the time of offer may be offered provided the aircraft and tank system has obtained an approval by the IAB 10 days prior to time of hire for the item offered.

C.4	RESERVED

C.5	AIRCRAFT MAINTENANCE

(a) General

(1) Offered aircraft shall be maintained in accordance with the OEM’s most recent revision of the inspection program applicable to the serial number of the aircraft being inspected. All maintenance shall be accomplished in accordance with the standards established by 14 CFR 43 and 91 standards and this contract.

(2) Offered aircraft shall be in compliance with all applicable Federal Aviation Administration (FAA) Airworthiness Directives (AD’s) as per 14 CFR 91.417 (a)(2)(v), and Service Bulletins (SB’s) with a time compliance requirement, referenced in an FAA Special Airworthiness Information Bulletin (SAIB) or are designated mandatory by the manufacturer.

(3) Aircraft shall be maintained by the operator’s FAA Part 145 Certified Repair Station (CRS) and in accordance with all applicable requirements of 14 CFR. Under certain circumstances non-CRS personnel may perform preventive maintenance functions such as those contained in 14 CFR Part 43, Appendix A, if approved by a USFS Aviation Maintenance Inspector.

(4) Special equipment and/or modification of the aircraft to meet the specifications of this contract shall be inspected, repaired, and altered in accordance with the requirements of 14 CFR and manufacturer’s recommendations or engineered data and, if required, be FAA approved.

(5) Unless authorized by an approved MEL, aircraft shall not be approved or used if any accessory or instrument is inoperative. Equipment required by this contract may not be deferred under the MEL, except for non-revenue ferry flights.

(5) All mandatory component retirement, replacement or overhaul times shall be adhered to as specified in the OEM Airworthiness Limitations Section or equivalent OEM document. FAA approved extensions, if applicable to items identified in the required Airworthiness Limitations Section (ALS) are not allowed under any circumstances.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

(6) Contract performance may subject the aircraft engine to frequent smoke, sand, and dust ingestion. All aircraft shall comply with the erosion inspection procedures at the recommended intervals in accordance with the engine operation and maintenance manual for the contracted aircraft.

(7) Maintenance of the aircraft shall be recorded in accordance with 14 CFR Part 43, Part 91, and Part 145. An example of acceptable aircraft maintenance records can be found in FAA Advisory Circular (AC) No. 43-9C, as revised.

(8) A flight log similar to that required by 14 CFR 135.65(a) shall be kept with the aircraft. The log will contain the minimum items identified in Exhibit 14.

(9) Aircraft records, manuals and/or status sheets shall be available in the field to agency inspectors sufficient to determine current aircraft inspection, overhaul and life-limited component status. See Section J, Exhibit 13

(10) Aircraft shall be weighed and configured as a Water Scooper within 60 days prior to being offered, and every 36 months thereafter. Exhibit 23, Form B is required. The aircraft shall also be weighed following any major repair or major alteration or change to the equipment list which significantly affects the center of gravity of the aircraft. Additional aircraft offered shall be weighed within 60 days prior to being offered for Pre-Use inspection and every 36 months thereafter.

(11) All weighing of aircraft shall be performed on scales that have been certified as accurate within the previous year (12 months).

The certifying entity may be any accredited weights and measures laboratory using standards traceable to the National Institute of Standards and Technology (NIST). The scales should be listed by make model and calibration date in the aircrafts weight and balance documentation.

(12) An Equipment List shall be compiled for each offered aircraft. Weight and balance records shall be revised each time equipment is removed or installed. A list of equipment installed in the aircraft at the time of weighing shall be compiled. The equipment list shall include the name, weight, arm and moment of each item installed. Items that may be easily removed or installed for aircraft configuration changes (seats, radios, special mission equipment, etc.) shall also be listed including the name, weight, arm and moment of each item. Each page of the equipment list shall identify the specific aircraft by serial and registration number. Each page of the equipment list shall be dated indicating the last date of actual weighing or computation. The weight and balance shall be revised each time equipment is removed or installed which more than negligibly affects the center of gravity of the aircraft.

(13) The CO shall be notified and a revised weight and balance record shall be submitted to the CO when an aircraft’s empty weight changes by +1% or more.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

(15) The Contractor will submit an FAA Form 8010-4, Malfunction or Defect Report, or file electronically in the FAA’s Service Difficulty Reporting (SDR) system, any serious failure, malfunction, or defect of an article, per 14 CFR 145.221 or maintenance deficiency identified in 14 CFR Part 21.3(c), or as requested by the government for what it considers a reportable/significant discrepancy. A copy of this report shall be submitted by fax or email to the USFS contracting officer within 24 hours of discovery.

(b) An OEM Structural Integrity Program (SIP) for the firefighting role. Elements of a SIP are contained in Exhibit 2.

Note: Refer to Exhibit 2 for critical information and details regarding engineering, maintenance, inspection, and data collection and monitoring required by this contract. Failure to accomplish items and maintain compliance with the requirements identified in this exhibit will result in termination of this contract. The Contractor shall keep and maintain programs necessary to assure continued compliance. The development and maintenance of this program is a material part of the performance of the contract.

(c) Engines and Propellers

(1) The maximum Time Since Rebuild or Time Since Overhaul (TSR/TSO) permitted on any engine installed on a contract Water Scooper shall not exceed the manufacturer’s approved or recommended times, nor will they be operated when the efficiency becomes less than manufacture recommended minimum power.

(2) Extensions to maximum engine TSR/TSO must be approved by the FAA, provided the Contractor who provides the aircraft is the holder of the extension authorization (not the owner if the aircraft is leased), and shall operate in accordance with the extension.

(3) Each engine shall have at least 100 hours, time remaining, before any overhaul or hot section inspection at the start of the Pre-Season (Mandatory) or the engine shall be “backed-up” by a substitute engine having more than 100 hours of time remaining and installed in a QEC (Quick Engine Change) unit.

Note: QEC unit is defined as the engine complete with engine mount, accessories, and the necessary wiring and tubing assembled in such a manner that it can be installed on the aircraft in a minimum amount of time. A QEC unit need not have the cowling or propeller installed to be a complete unit. Maintenance records that meet 14 CFR Part 91 shall be kept with the QEC unit.

(4) A “Hot Section” inspection will not be considered as an overhaul on any turbojet or turboprop engine unless so specified by the manufacturer of the engine.

(5) Following engine damage resulting in metal contamination of the engine lubrication system, the following items shall be accomplished before the aircraft is approved for return to service (applicable only to contaminated parts):

(i) All engine accessories, except propellers dependent on circulating engine oil pressure for operation, shall be removed and replaced with new, overhauled, rebuilt or serviceable units certified as airworthy by an appropriately-rated person (14 CFR Part 43.3).

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(ii) Propellers using the engine oil system for operation shall have the propeller dome removed and flushed.

(iii) The engine oil cooler shall be removed and replaced with a new, overhauled or repaired unit which has been certified as airworthy by an appropriately rated FAA Certified Repair Station (CRS).

(iv) Any additional inspections or maintenance required by either the airframe or engine manufacturer shall be accomplished.

(6) Engine/propeller records shall be certified by an appropriately-rated person (14 CFR Part 43.3) and shall be made available for inspection upon request. Engines removed from storage (unsealed - 2 years; sealed - 5 years, or greater) shall be inspected for rust and corrosion, compliance with ADs, and attested airworthy by a certified power plant mechanic prior to entering service.

(d) Parts

Replacement parts shall be approved under 14 CFR 21.8 and shall have FAA or OEM documentation. Parts that have been rebuilt, overhauled, inspected, modified, repaired, or tested should have a maintenance release document signed by an appropriately certificated person qualified for the relevant function that signifies that the item has been returned to service.

(e) Functional Check Flights

A functional check flight shall be performed following overhaul, repair, and/or replacement of any engine, power train, or flight control equipment, and following any adjustment of the flight control systems before the aircraft is returned to service. The flight shall be performed at the Contractor’s expense. Results of the functional check flights shall be reported to and approved by a USFS Maintenance Inspector before the aircraft is returned to Contract Availability.

C.6	AVIONICS

(a) MINIMUM REQUIREMENTS

All avionics used to meet this contract must comply with the requirements of paragraph (b) AVIONICS SPECIFICATIONS and paragraph (c) AVIONICS INSTALLATION AND MAINTENANCE STANDARDS. Equipment required by this section may not be deferred under the MEL, except for AFF and ATU with government approval. The following are the minimum avionics which must be installed.

Water Scoopers

(1) Two VHF-AM Radios (COM 1 & COM 2)

(2) One VHF-FM Radio (FM)

(3) An Intercom System (ICS) for the PIC, SIC, and Pilot Inspector

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(4) The ICS system must have a keyed capability unless normal conversation can be maintained in the cockpit during flight

(5) Separate and interchangeable Audio Control systems for the PIC and SIC

(6) A spare headset with mic within reach of the PIC or Flight Engineer

(7) One Aeronautical Global Positioning System (GPS)

(8) Two VOR systems

(9) One Localizer system

(10) One Glideslope system interfaced to the #1 Localizer

(11) One Three Light Marker Beacon system

(12) One DME system unless the GPS is certified and maintained for use in IFR conditions

(13) Each Magnetic compass must be calibrated and placarded in no more than 30 degree increments

(14) An Emergency Locator Transmitter (ELT)

(15) An Automated Flight Following system (AFF)

(16) An Additional Telemetry Unit (ATU)

(17) One Transponder

(18) One Altimeter and Automatic Pressure Altitude Reporting system

(19) A Traffic Advisory System (TAS)

(20) One ADS-B OUT System approved to TSO-C166b

(21) One RADAR Altimeter

(22) A Cockpit Voice Recorder (CVR)

Note: ADS-B IN does not meet Forest Service requirements for traffic advisory systems.

(b) AVIONICS SPECIFICATIONS

All avionics used to meet this contract must comply with the following requirements and paragraph (c) AVIONICS INSTALLATION AND MAINTENANCE STANDARDS.

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(1) Communications systems

Transmitters must not open squelch on, or interfere with, other AM or FM transceivers on the aircraft which are monitoring different frequencies. Transmit interlock functions must not be used with communication transceivers.

(i) VHF-AM Radios

VHF-AM radios must be TSO approved aeronautical transceivers, permanently installed, and operate in the frequency band of 118.000 to 136.975 MHz with a minimum of 760 channels in no greater than 25 KHz increments. Transmitters must have a minimum of 5 Watts carrier output power.

(ii) VHF-FM Radios

All aircraft approved for fire operations must use P25 Digital VHF-FM transceivers meeting the specifications of FS/OAS A-19. FM radios used in all aircraft must be agency approved. FS/OAS A-19 and a list of currently approved FM radios can be found on the following website: http://www.nifc.gov/NIICD/documents.html . The following requirements must be met.

(A) VHF-FM radios must be aeronautical transceivers, permanently installed in a location that is convenient to the PIC and SIC/observer, and operate in the frequency band of 138 to 174 MHz. All usable frequencies must be programmable in flight. Narrowband and digital operation must be selectable by channel for both MAIN and GUARD operation. Carrier output power must be 6-10 Watts nominal.

(B) Transceivers must have a GUARD capability constantly monitoring 168.625 MHz and have a tone of 110.9 on all GUARD transmissions. Simultaneous monitoring of MAIN and GUARD is required. Scanning of GUARD is not acceptable. Aircraft not approved for Air Tactical operation only require one FM GUARD receiver.

(C) Transceivers must have the capability of encoding CTCSS sub audible tones on all channels. A minimum of 32 tones meeting the current TIA/EIA-603A standards must be selectable.

(D) Transceivers must have the capability to display both receiver and transmitter frequencies. Activation indicators for transmit and receive must be provided for both MAIN and GUARD operation.

(E) The radio must use an external broadband antenna covering the frequency band of 138 to 174 MHz (Comant CI-177-1 or equivalent).

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(2) Audio Systems

(i) Intercom systems (ICS)

ICS must integrate with the aircraft audio control systems and mix with selected receiver audio. An ICS volume control and a “hot mic” capability must be provided for the PIC and SIC. Passenger volume adjustments must not affect the PIC. Hot mic may be voice activated (VOX) or controlled via an activation switch.

(ii) Audio Control systems

(A) General

Controls for transmitter selection and independent receiver selection of all required radios must be provided for each required audio control system. Each system must have the capability to simultaneously select and utilize a different transceiver. Sidetone must be provided for the user as well as for cross monitoring by all installed systems. Receiver audio must be automatically selected when the corresponding transmitter is selected. Receiver audio must be provided to each position which requires ICS.

The Pilot Inspector must utilize the SIC audio control system unless an aft audio control system is installed.

Audio controls must be labeled as COM-1, FM-1, AUX, PA etc… as appropriate or as COM-1, COM-2, COM-3, etc… with the corresponding transceiver labeled to match. Audio must be free of distortion, noise, or crosstalk. The system must be designed for use with 600 ohm earphones and carbon equivalent, noise cancelling, boom type microphones. All required positions must have JJ-033 and JJ-034 type microphone and headphone jacks separated by no more than 4 inches. Cockpit speakers must be sufficiently amplified for use in flight.

Crew positions must have radio Push-To-Talk (PTT) switches on their respective flight controls or a panel location convenient to the user.

(B) (Reserved)

(C) Aft Audio Control systems (when provided)

The audio controller must be installed in a location that provides the operator unobstructed access to the controls while seated.

(D) Required Audio Control systems

Two separate audio control systems for the PIC and SIC. These must be identical individual units.

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(3) Navigation systems

(i) Global Positioning Systems (GPS)

(A) Aeronautical GPS

Each required GPS must be TSO approved, permanently installed where both the PIC and SIC/observer can clearly view the display, use an approved external aircraft antenna, and be powered by the aircraft electrical system. The GPS must utilize the WGS-84 datum, reference coordinates in the DM (degrees/minutes/decimal minutes) format and have the ability to manually enter waypoints in flight. The GPS navigation database must be updated annually covering the geographic areas where the aircraft will operate.

(4) Surveillance systems

(i) Emergency Locator Transmitters (ELT)

Emergency locator transmitters must be certified to TSO-C126 or newer. ELTs must be automatic-fixed, installed in a conspicuous or marked location, and meet the requirements detailed in 14 CFR 91.207 (excluding section f). ELT mounts must use rigid attachments and meet the deflection requirements of RTCA/DO-204. Velcro style mounts are not acceptable. ELT antennas must be mounted externally to the aircraft unless installed in a location approved by the aircraft manufacturer. Documentation of current registration is required from the national authority for which the aircraft is registered.

(ii) Automated Flight Following systems (AFF)

Automated flight following systems must be compatible with the government’s tracking program (AFF.gov), utilize satellite communications, and use aircraft power via a dedicated circuit breaker. AFF must be functional in all phases of flight and in all geographic areas where the aircraft will operate. The following additional requirements must be met.

(A) A subscription service must be maintained through the equipment provider allowing position reporting via the Government AFF Program. The reporting interval must be every two minutes while aircraft power is on.

(B) AFF equipment must be registered with AFF.gov providing all requested information. Changes to equipment and registration information must be reported to AFF.gov ensuring the program is current prior to aircraft use. For assistance, the Fire Applications Help Desk (FAHD) may be reached at (866) 224-7677 or (616) 323-1667.

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(C) An AFF operational test must be performed by the vendor no less than seven calendar days prior to the annual compliance inspection. This test must ensure that the system meets all requirements and is displayed in the AFF viewer with the correct information. A user name and password are required. Registration and additional information are available at https://www.aff.gov/. If the aircraft is not displaying properly, the vendor must notify AFF.gov.

(D) If AFF becomes unreliable the aircraft may, at the discretion of the Government, remain available for service utilizing radio/voice systems for flight following. The system must be returned to full operational capability within 5 calendar days after the system is discovered to be unreliable.

(E) This clause incorporates the Specification Section Supplement available at https://www.aff.gov/documents/Specification_Section_Supplement.pdf as if it was presented as full text herein.

(F) For questions about current compatibility requirements contact the AFF Program Manager by emailing affadmin@firenet.gov.

(iii) Additional Telemetry Unit (ATU)

(A) Additional Telemetry Units must be powered by the aircraft’s electrical system and operational in all phases of flight.

(B) The ATU must report tank/bucket open, close, gallons filled, and gallons dropped events with GPS data (Date, Time, Latitude, Longitude, Altitude, Speed, and Heading) following the data format as specified in the AFF JSON requirement at https://www.aff.gov/documents/Json_Specification_Section_Supplement. pdf. Depending on the tank or bucket system, additional data may be requested such as pump on/off and coverage level.

(C) Reserved

(D) The ATU data must be delivered to the government within two minutes from the time of the event and not interfere with any AFF position reports. A subscription service must be maintained through the AFF or ATU equipment provider allowing AFF position reporting and ATU event data via the Government’s application(s).

(E) Calibration event(s) including a fill, open, close, and calculated volume dropped must be performed no more than seven calendar days prior to the aircraft inspection and must be provided to the aircraft inspector. The vendor must verify that the system is properly reporting all

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data correctly, specifically volume based on maximum typical contract load based on environmental conditions, and all GPS information is included per event.

(F) The vendor must provide a completed ATU Exhibit that clearly describes their ATU system.

(G) The vendor must verify the data is transmitting and displaying correctly on the ATU provider’s website and the Government’s application(s) it is required to report to.

(H) If the ATU becomes unreliable, the system must be returned to full operational capability within 14 calendar days after the system is discovered to be unreliable.

(iv) Transponders

Transponder systems must meet the requirements of 14 CFR 91.215(a). Part 135 aircraft must meet the “Mode S” requirements of 14 CFR 135.143(c). Transponder systems must be tested and inspected every 24 calendar months as specified by 14 CFR 91.413.

(v) Altimeter and Automatic Pressure Altitude Reporting systems

Altimeter, static pressure, and automatic pressure altitude reporting systems must be installed and maintained in accordance with the IFR requirements of 14 CFR Part 91. These systems must be tested and inspected every 24 calendar months as specified by 14 CFR 91.411.

(vi) Traffic Advisory Systems (TAS)

Traffic advisory systems must be TSO approved, use active interrogation, graphically display traffic relative to the aircraft’s horizontal position, and provide alert audio to the PICs audio control system. The display must be within view of the PIC and SIC/observer. The system must provide coverage in all directions above and below the aircraft with a maximum range of at least 10 nautical miles. The display must allow range selection of 2 miles or less, unless the 2 mile display area has a diameter of 2.75 inches or larger.

(5) General Systems

(i) RADAR Altimeters

RADAR altimeters must be approved, operate from zero to a minimum of 2000 feet AGL and provide the operator an adjustable cursor which enables an altitude low (decision height) annunciation. The altitude low annunciation must be clearly identified, and in the PIC’s primary field of view.

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(ii) Cockpit Voice Recorder (CVR)

Cockpit voice recorders must meet all applicable regulations for standard and transport category aircraft.

CVRs installed in Airtankers must meet the requirements of 14 CFR 121.359 (a) through (h) and 14 CFR 25.1457 with the Pilot Inspector position recorded on channel four (if unused).

(c) AVIONICS INSTALLATION AND MAINTENANCE STANDARDS

All avionics used to meet this contract must comply with the manufacturer’s specifications and installation instructions, federal regulations, and the following requirements.

(1) There must be no interference with required systems from any equipment installed in or carried on the aircraft.

(2) Strict adherence to the guidelines in FAA AC 43.13-1B Chapter 11 “Aircraft Electrical Systems” and Chapter 12 “Aircraft Avionics Systems” as well as FAA AC 43.13-2B Chapter 1 “Structural Data”, Chapter 2 “Communication, Navigation and Emergency Locator Transmitter System Installations” and Chapter 3 “Antenna Installation” is required.

(3) All antennas must be FAA approved, have a Voltage Standing Wave Ratio (VSWR) less than 3.0 to 1 and be properly matched and polarized to their associated avionics system. Repairs to antennas and cracks exposing the antenna housing or element are not acceptable.

(4) Labeling and marking of all avionics controls and equipment must be understandable, legible, and permanent. Electronic label marking is acceptable.

(5) Avionics installations must not interfere with passenger safety, space or comfort. Avionics equipment must not be mounted under seats designed for energy attenuation. In all instances, the designated areas for collapse must be protected.

(6) All avionics equipment must be included on the aircraft’s equipment list by model, nomenclature, weight, and arm.

(7) Avionics systems must meet the performance specifications of FS/OAS A-24 Avionics Operational Test Standards.

Communications equipment must meet the performance specifications of FS/OAS A-30 Radio Interference Test Procedures. For a copy of all FS/OAS documents visit http://www.nifc.gov/NIICD/documents.html.

C.7	AIRCRAFT AND EQUIPMENT SECURITY

(a) The security of Contractor’s aircraft and equipment is the responsibility of the Contractor.

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(b) Aircraft shall be electrically and/or mechanically disabled by two independent security systems whenever the aircraft is unattended. Deactivating security systems shall be incorporated into preflight checklists to prevent accidental damage to the aircraft or interfere with safety of flight.

(c) Examples of Unacceptable disabling systems are:

(1) Locked door/windows; and/or

(2) Fenced parking areas.

C.8	OPERATIONS

(a) General

Regardless of any status as a public aircraft operation (PAO), the Contractor shall operate in accordance with 14 CFR Part 91 and each certification required by this contract unless otherwise authorized by the CO.

(b) Pilot Authority and Responsibilities

(1) The PIC is responsible for the safe operation of the aircraft and the safety of its occupants and payload. The Pilot has final authority to determine whether the flight can be accomplished safely and shall refuse any flight or landing which is considered unsafe.

(2) Aircraft shall be operated within recommended flight envelope limitations. Aircraft operating in turbulent conditions shall not exceed authorized penetration speeds for the aircraft.

(c) Loading and Refueling

Aircraft shall not be refueled or left unattended with the engines running except when the circumstances below are met and procedures are approved by the Government.

(1) Contractors may propose procedures for hot loading of water into their aircraft with supporting information to include a risk based analysis for the Government to consider.

(2) Contractors may propose procedures for simultaneous loading of water and refueling with supporting information to include a risk based analysis for the Government to consider.

(d) Flight Equipment

The Contractor shall comply with Exhibit 3, Flight Equipment during the performance of this contract.

(e) Flight Plans

A FAA or International Civil Aviation Organization (ICAO) IFR flight plan shall be filed and executed for the entire duration of all resource ordered flights not defined as or intended to be a

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Mission Flight. IFR flight plans shall be filed prior to takeoff, or inflight when the resource is ordered to another location while airborne. VFR flight following is not a substitute for an IFR flight plan. If an aircraft is unable to operate in IFR conditions, they must have COR approval prior to executing a resource ordered flight to another location.

(f) Flight Following

Pilots are responsible for flight following with the FAA, ICAO, or in accordance with USFS approved flight following procedures including Automated Flight Following (AFF).

(g) Water Loading

(1) Aircraft shall carry its maximum payload unless conditions require a download.

(2) Water Scoopers shall normally not be fully loaded with water until dispatched to a fire. Contractors may propose partial load configurations with supporting information to include a risk based analysis for the Government to consider.

(3) In the event of a cancelled or aborted mission while still on the ground, and if required for maintenance, water shall be off-loaded from the aircraft. If off-loading capabilities do not exist, then the load shall be jettisoned in a designated area and cost will be charged to the fire.

(4) In the event of a cancelled or aborted mission after takeoff, a portion of or the entire load shall normally be jettisoned. The aircrew shall make the final decision as to whether the aircraft will land loaded or not loaded. At any time during an emergency or when adverse conditions make safe landing uncertain the pilot may drop all or part of the load as the pilot deems necessary.

(5) The PIC is responsible for the weight and balance and shall have the final authority as to the quantity of water loaded onto the aircraft.

(h) Water Drops

(1) Qualified Initial Attack Water Scooper Pilots (AKI) are authorized to drop water on fires without the supervision of a Leadplane (LP) Aerial Supervision Module (ASM), or Air Tactical Group Supervisor (ATGS).

(2) Once the line is clear of personnel, water shall be dropped as accurately as possible on the designated target areas of the fire. Minimum drop height is 100 feet above ground level.

(3) To reduce the hazards of Water Scooper drops in the early morning and late afternoon hours, the following limitations shall apply. These limitations apply to the time the aircraft arrives over the fire, NOT to the time the aircraft conducts drops.

(i) Normally, Water Scoopers shall be dispatched to arrive over a fire not earlier than 30 minutes after official sunrise and not later than 30 minutes before official sunset.

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(ii) Water Scoopers may be dispatched to arrive over a fire as early as 30 minutes prior to official sunrise and as late as 30 minutes after official sunset provided:

(A) A qualified Leadplane (LP), Aerial Supervision Module (ASM), or Air Tactical Group Supervisor (ATGS) is on the scene; AND

(B) Has determined that visibility and other safety factors are suitable for dropping water; AND

(C) Notifies the appropriate dispatcher of this determination.

(4) In Alaska Water Scoopers can drop water during daylight hours. In Alaska Water Scoopers may drop water during civil twilight if the conditions in C.8 (h) (3) are met.

(5) Water Scoopers utilized for AKI pilot training while providing services under this contract are required to have a fully operational set of tank opening controls installed on the Second-in-Command (SIC) control yoke for the AKTP. These controls shall be labeled appropriately.

(6) Only crewmembers authorized by the CO as essential to the mission are authorized to be aboard a Water Scooper during dispensing missions.

(7) The CO may authorize personnel for performance of work (i.e. ferry flights) to fly aboard Water Scoopers.

(i) Crew Members

(1) Only those personnel essential to the flight shall be on board the Water Scooper during actual fire missions. The only exception shall be the limited authorization of Contractor designated check pilots, Contractor employed Water Scooper pilots, aircraft mechanics, Leadplane Pilots and trainees, Government designated pilot and technical inspectors / evaluators, approved by the CO. Authorizations for contractor employees shall be on a limited basis and by approval of the Contracting Officer. Persons will be authorized to be on board a Water Scooper in compliance with 14 CFR Part 91.313 (d).

Such flights shall be limited to Water Scoopers having an additional seat (other than the required crew seats) with seat belt, shoulder harness, and intercom connectors.

(2) Only the following personnel with listed qualifications and under the conditions as stated may be authorized as an additional crewmember.

(i) Check Pilot (Contractor)

(A) Shall be qualified as a Water Scooper pilot or AKC.

(B) FAA type-rated in the aircraft to be flown.

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(C) Shall have current designation as a Check Pilot from Contractor.

(D) Shall have current Agency Qualification Card.

(ii) Flight Engineer (Contractor)

(A) Shall have current authorization from Contractor.

(B) Shall have current Agency Qualification Card.

(iii) Aircraft Mechanic (Contractor)

(A) Shall have current authorization from Contractor before riding in aircraft.

(B) Shall have current authorization from the Contracting Officer or Contracting Officer’s Representative.

(iv) Authorized Aircraft or Pilot Inspector (Government)

(A) Shall have current authorization from Contractor and Pilot-in-Command before riding in aircraft.

(B) Shall have current authorization from the Contracting Officer.

(v) Authorized LP Pilot or LP Pilot Trainee (Government)

(A) Shall have current authorization from Contractor and Pilot-in-Command before riding in aircraft.

(B) Shall have current authorization from the Contracting Officer.

(vi) Authorized Initial Attack Training Pilot (Contractor)

(A) Shall be Initial Attack qualified in the aircraft to be flown.

(B) Shall have current designation as Initial Attack Training Pilot from the contractor.

(C) Shall have current Agency Qualification Card

(vii) Other Personnel - Ferry Flights

Contractor personnel essential to the Water Scooper for the performance of the contract work may be authorized in advance by the Contracting Officer to board ferry flights to bases and return when the Water Scooper is not dispatched to a fire mission.

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C.9	CONTRACTOR’S ENVIRONMENTAL RESPONSIBILITIES

(a) The Contractor is responsible to ensure that all maintenance, fueling, and flight activities do not cause environmental damage to property or facilities. The Contractor is responsible to clean and rehabilitate areas adversely affected by Contractor activities and shall, whenever practical and possible, utilize solvents and cleaning agents that are either biodegradable or consistent with acceptable safety, health and environmental concern practices.

(b) The Contractor is responsible for handling and clean-up of fuel, oil, or any contamination on airport ramps, parking areas, landing areas, etc., when caused by Contractor aircraft or personnel.

(c) The Government may assign an area to be utilized by the Contractor for storage of equipment used in support of Contract performance. Oil, solvents, parts, engines, etc. shall be stored and utilized in a manner consistent with acceptable safety, health and environmental concerns.

(d) The Contractor shall immediately report any spill of fuel, hazardous chemical, regulated waste, or hazardous substance to the CO and spill-reporting authority.

(e) The Contractor is responsible for aircraft wash down at all base facilities as needed. Potable and non-potable water will be available at Government airtanker base facilities for contractor’s use.

(f) The Contractor is not relieved from compliance with Occupational Safety and Health Administration (OSHA) and Environmental Protection Agency (EPA) rules and regulations while under contract to the government.

(g) The contactor is responsible for maintaining operations in compliance with Federal and State regulations regarding waterway invasive species and/or airspace restrictions for conservation of bird habitat.

(h) Aquatic Invasive Species Aerial Fire Operational Guidance 6/21/2013

(1) Prevention –

(i) Obtain local unit information on known aquatic invasive species locations, whenever possible.

(ii) Avoid using bodies of water with known aquatic invasive species infestations.

(iii) Avoid dipping, snorkeling, or scooping water from multiple water sources within the same operational period to minimize cross-contamination of water sources.

(iv) Use deeper (blue) water whenever possible. Avoid areas that will intake mud or plants.

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(2) Inspection and Cleaning –

(i) Daily or when possible during maintenance and operations, visually inspect water handling equipment (buckets, intakes & tanks) to remove any plant or animal material.

(ii) When contamination is suspected or contact with untreated water has occurred, clean and sanitize accessible, exposed surfaces with hot (> 140°F) water for 5 minutes before moving to new, unconnected water sources or new incidents.

(iii) Clean and sanitize accessible, exposed surfaces with hot (> 140°F) water for 5 minutes as part of scheduled maintenance when possible.

(iv) When hot (> 140°F) water is not available or practical, use plain treated water to flush unattached invasive species from the system. Alternatively, dry equipment in the sun when quick fire suppression turnaround is not required (effective drying times vary by aquatic invasive species from 3 hours to 5 days).

C.10	PERSONNEL

(a) Homeland Security Presidential Directive (HSPD) 12 background investigations are no longer required by contract. Flight crew member record checks are required in accordance with 49 USC 44703 and 49 CRF 1544.230, regardless of the type of operation being conducted (parts 91,121,125,133,135,137 or public aircraft). The contractor will request, receive, and evaluate performance and safety related information (as specified by the law and regulation) before allowing any pilot to begin service as a flight crew member under this contract. Records of compliance will be made available for review when requested by the contracting officer or designated government representative.

(b) Crewmember Approvals

(1) The Contractor shall submit a completed Airplane Pilot Qualification Application for each Flight Crewmember. At the discretion of the Government, crewmembers may be required to complete a competency and mission proficiency check. The check shall be conducted in a government approved contracted aircraft supplied at no expense to the Government.

(2) Upon satisfactory completion of the check, the pilot will be issued an Interagency Pilot Qualification Card documenting the missions each pilot is approved to perform in the aircraft to be flown.

(3) Pilots will be evaluated in accordance with the Interagency Airplane Pilot Practical Test Standard Guide. The most recent guide can be found at:

https://www.doi.gov/sites/doi.opengov.ibmcloud.com/files/uploads/Airplane Pilot Practic al Test Guide 2012.pdf

c) Flight Engineer (FE) – if required

(1) Shall have a current FAA Flight Engineer (FE) Certificate with appropriate rating issued under 14 CFR Part 63 and meet currency requirements of 14 CFR Part 91.529 with a minimum of 5-hours within 60-days prior to the start of accepting any orders under the contract.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(2) Valid Class II FAA Medical Certificate

(3) Current authorization from Contractor.

(d) Water Scooper Second-In-Command (AKC) - Requirements

(1) Commercial Pilot Airplane Certificate with Instrument and Multi-Engine land and sea or aircraft type rating.

(2) Valid Class II (or Class I) FAA Medical Certificate.

(3) AKC shall meet requirements of 14 CFR Part 61.55 and 61.56.

(4) Completion of the NAFA course once and NAFA III (aka NAFA Refresher) once every 3 years.

Pilot-In-Command (Airplanes)	800 hrs
Pilot hours in the preceding 12-months	100 hrs	[1]

[1]

Or performed as an AKC in the past 12-months on a minimum of 10 dispensing sorties or received a Type rating (or PPE) in the make and model to be flown in the past 12-months. Pilots previously designated as AKC but with a break in performance who have not acted in that capacity during the previous 36-months, shall demonstrate their ability in flight aboard the aircraft to a designated Airtanker Pilot Inspector during the annual pilot approval process.

(e) Water Scooper Pilot-In-Command (AKP) Minimum Requirements

(1) Commercial Pilot Airplane Certificate with Instrument rating or an Airline Transport Pilot (ATP) with appropriate Category and Class and an Unrestricted Type Rating for the aircraft to be flown.

(2) Valid Class II (or Class I) FAA Medical Certificate.

(3) Proof of completion of annual simulator training in standard operating procedures, Crew Resource Management (CRM), Controlled Flight into Terrain (CFIT) prevention, instrument currency, and emergency procedures. Annual attendance at a professional simulator training center is required.

(4) Completion of the National Aerial Firefighting Academy (NAFA) III (aka NAFA Refresher) course once every 3 years.

(5) PICs shall meet 14 CFR Part 137.53 congested area requirements. (Pilots not meeting this requirement may be issued an AKP card provided the limitation is noted on the card by the Airtanker Pilot Inspector and a qualified AKI is assigned to every mission).

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(6) PICs shall meet the requirements of 14 CFR Part 61.58(a) and instrument currency requirements of Part 61.57(c), (d), or (e) proficiency check, or Part 121 equivalency. Part 121 equivalency may be accomplished in FAR part 142 approved simulator as per 61.57 (a)(3), (b)(2), (c)(1) and (d)(1)(ii), and as per 61.58 (e).

(7) At the CO’s discretion, pilots shall pass a competency and mission proficiency flight check in make and model aircraft, conducted over typical terrain.

(f) AKP Experience

Pilots shall be FAA qualified, FAA current, proficient, and approved for their assigned crew position and shall have accumulated the minimum flight hours listed below. Flight hours shall be determined from a certified pilot log. Further verification of flight hours may be required at the discretion of the CO.

Pilot (Total Time)	1500 hrs
Pilot-In-Command (Airplane)	1200 hrs
Pilot-In-Command Breakdown
Time shall be accumulated after the issuance of a unrestricted type rating in make and model	25 hrs	[1]
Category (airplane) and class (multi-engine) to be flown	200 hrs
Multi-engine aircraft over 12,500 pounds. Time shall be accumulated after receiving an unrestricted type rating.	100 hrs	[2]
During preceding 12-months (Airplanes)	100 hrs	[3]
Instrument (50-hrs Actual)	75 hrs
Night flying	100 hrs
Night Flight Experience must include at least 3 takeoffs and landings, to full stop, in category and class, over 12,500 lbs, during the preceding 90-days of the annual agency pilot inspection.
Typical terrain (mountainous and low-level below 1000 AGL)	200 hrs
Within 60 days prior to annual agency Pilot Inspection in make and model, to include 5 takeoffs and landings from the left seat	5 hrs	[4]
Complete mission training flights by demonstrating and documenting proficiency in dispensing a minimum of two full loads of water to a contractor designated mission training pilot.	2 hrs

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Demonstrate dispensing a minimum one full load of water in typical terrain under the observation of an Airtanker Pilot Inspector in the make and model of Water Scooper(s) to be flown. For AKTPs dispensing loads for the Airtanker Pilot Inspector shall be demonstrated from both the (left) and (right) seat as required

[1]

The 25-hours of PIC required shall have been within the past 36 months with an Unrestricted Type rating in make and model to be flown. Time shall be accumulated after the issuance of the type rating. The time in the make and model to be flown may be reduced under this contract to 10-hours provided the pilot holds or previously held an Initial Attack (AKI) rating and completes training in maneuvers simulating Water Scooper dispensing operations in the make and model to be flown.

[2]	Pilots who have flown as SIC in multi-engine Water Scooping operations may count up to 50% of that time (up to 50 hours) toward the 100-hours PIC requirement (left seat).
[3]	If the PIC does not have 100 hours in the last 12 months an AMOC (alternate means of compliance) must be required from the Standardization Branch.
[4]	Three hours may be credited from an approved simulator that is of the same make and model to be flown. Takeoffs and landings shall be in the actual aircraft.

(g) Initial Attack Captain (AKI) Qualification Process

(1) Contractors shall submit in writing AKI candidates to the CO.

(2) Candidates shall be carded as an AKP for the aircraft being flown.

(3) Candidate shall complete 75-hours flight time on missions with going fires in the past 36-months of which 25-hours shall be as an AKP.

(4) Candidate shall complete a minimum of 25-missions on active fires under the supervision of an AKTP aboard the aircraft. A qualified LP (or ASM) shall supervise and observe all missions. Fire missions shall be documented in the pilot’s logbook as to date, fire, and identity of qualified observer. (Completed mission is defined as separate drops, partial or full loads, and where varying approaches and departures are performed).

(5) Candidates shall identify themselves as an “IA Candidate” to qualified observers when checking in over the fire on each mission.

(6) Candidates shall be evaluated and recommended by three observers who are designated as LP (or ATP) one of whom shall be an Airtanker Pilot Inspector.

(7) An Airtanker Pilot Inspector shall observe one or more missions while on board the aircraft.

(8) AKI Candidate is reviewed by the Government and either approved or disapproved based on performance.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(9) Recurrency for qualified AKI. Pilots who have not flown as an AKI within the past 36-months prior to contract award shall complete 5-missions on active fires dropping full loads of water (conducted with an AKTP) before being re-certified as an AKI by an Airtanker Pilot Inspector.

(h) Initial Attack Training Pilot (AKTP)

(1) Water Scooper operators are responsible for establishing written procedures for accomplishing Initial Attack training requirements during mission operations. A copy of these procedures shall be provided to the Airtanker Pilot Inspector for review and will be considered when approving Initial Attack Training Pilots. A copy of the procedures shall be forwarded to the CO but is not required in the proposal.

(2) Water Scooper operators are responsible for nominating Initial Attack Training Pilot(s) within their company. Contractors shall submit in writing eligible candidates offered to be designated as an AKTP to the CO.

(3) Candidates shall be current AKI with 2-years of experience.

(4) Candidate shall demonstrate drop proficiency from the (right) seat of the Water Scooper to be flown under the observation of an Airtanker Pilot Inspector.

(5) AKTPs may perform the make and model experience requirements from either the (left) and/or (right) seat.

(i) Mechanic

(1) The contractor shall furnish 1 full time mechanic for each aircraft. The mechanic shall maintain the aircraft in accordance with requirements specified within this contract. The mechanic shall meet the requirements of 14 CFR Part 43.7(b) or 43.7(c).

(2) The mechanic shall have 12-months experience in maintaining the make and model of aircraft being operated. Experience on similar category of aircraft may be evaluated and accept on a one for one basis.

(3) Mechanics shall have satisfactorily completed a manufacturer’s field or line maintenance course for the make and model of aircraft. For aircraft without training courses available the contractor must certify in writing that the mechanic has had in-house training necessary to maintain the aircraft offered. The contractor may be requested to provide a syllabus of the training program. Contractors shall submit a list of qualified personnel with their proposal and update the list annually to the CO 30 days prior to the annual aircraft being inspected by the FS.

(4) Mechanics may be inspected to ensure they meet the contract requirements. Only those individuals whose past experience can be verified from log books, employment records, etc., will be approved for contract use.

(5) Mechanic Required Maintenance Human Factors Training

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(a) Initial Human Factors Training

Mechanics assigned to the aircraft under this contract shall complete the no cost FAA Safety Team, Maintenance Hangar online training courses ALC-258, and ALC-534 and shall have certificates of completion placed in the employees training file. Certificates shall be made available to USFS inspectors during the pre-use inspection.

(b) Recurring Maintenance Human Factors Training

Mechanics assigned to the aircraft under this contract shall have recurring

Maintenance Human Factors training annually and consist of either of the following:

(1)	Any two FAA courses identified in the matrix below or

(2)	Aviation Maintenance Resource Management or Aviation Maintenance Human Factors training provided by a third party vendor or contractor developed course work with a syllabus provided to the government.

The FAA training can be found at the following web site:

https://www.faasafety.gov/gslac/ALC/course catalog.aspx?view=AMT

Required online training:

Course Number	Course Name	Type of Training	Training Hours
ALC-258	Human Factors Primer for Aviation Mechanics	Initial	1.5 Hour
ALC-534	Follow Procedures The Buck Stops Here	Initial	1 Hour
ALC-37	Failure to Follow Procedures INSPECTIONS	Recurring	1 Hour
ALC-67	Failure to Follow Procedures - Installation	Recurring	1 Hour
ALC-174	Fatigue Countermeasure Training.	Recurring	2 Hours
ALC-180	Aircraft Maintenance Documentation for AMT’s	Recurring	1 Hours
ALC-327	Maintenance Error Avoidance	Recurring	2 Hours

(5) Contractors shall submit a list of qualified personnel with their proposal and update the list annually to the CO 30 days prior to the annual pre-use inspection by the USFS.

C.	11 ADMINISTRATIVE MATTERS

(a) Personnel Conduct

(1) Replacement of Contractor Personnel

(i) Contractor employees required to work or reside on Federal property (National Parks, Refuges, Indian Reservations, etc.) are expected to follow the facility manager’s rules of conduct that apply to both Government or non-Government personnel working or residing at these facilities. The COR will make available a copy of such rules. The Contractor may be required to replace employees who do not comply with these rules of conduct.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(ii) The Contractor must replace any employee who performs unsafely, ineffectively; refuses to cooperate; is unable or unwilling to adapt to field living conditions; or whose general performance is unsatisfactory, disruptive or detrimental to the purpose for which contracted.

(iii) The CO will notify the Contractor of all known unsatisfactory personnel conduct or unsafe performance. The employee may be afforded an opportunity for corrective action when the conditions warrant.

When directed by the CO, the Contractor must replace unacceptable personnel not later than 24 hours after such notification, or as otherwise mutually agreed. The decision as to unacceptability will be at the sole discretion of the CO.

(2) Suspension of Pilot

(i) Upon receipt of written correspondence which indicates a serious safety concern, the Government may suspend the pilot.

(ii) Upon involvement in an Aircraft Accident or National Transportation Safety Board (NTSB) Reportable Incident (see 49 CFR Part 830), pilots will be suspended from duties and as applicable from any other activity authorized under the Interagency Pilot Qualification card(s), pending the investigation outcome.

(iii) Upon involvement in an Incident-with-Potential as defined under mishaps, pilots and mechanics may be suspended from duties and as applicable from any other activity authorized under the Interagency Pilot Qualification card(s), pending the investigation outcome.

C.12	RANDOM DRUG TESTING

(a) Drug-Free Work Place (FAR 52.223-6) (MAY 2001), hereby incorporated by reference, requires the contractor to maintain a drug free workplace and publish a statement notifying its employees that the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance is prohibited in the contractor’s workplace and specifying the action that will be taken against employees for violation of such prohibition.

(b) Reference FAA Part 121-135 Appendix I Drug Testing Program.

C.13	SUBSTITUTION OR REPLACEMENT OF PERSONNEL, AIRCRAFT, AND EQUIPMENT

(a) The Contractor may request the use of substitute personnel, aircraft, or equipment that was not initially approved for use. All proposed substitutes must meet the contract specifications and be subject to inspections and approvals identified herein prior to use.

The Contractor must submit a written request for inspections of substitutes to the COR five (5) days prior to the scheduled arrival at the site. Requests received with fewer than five days’ notice will be accomplished as permitted by the COR’s schedule. The Government may charge the Contractor for the cost of any substitute inspections in accordance with C-13(d) below.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(b) The Contractor shall transport substitute personnel, aircraft, or equipment to the point of use at their expense.

(c) When pilots are exchanged or replaced, they shall be qualified and proficient in the special mission and FAA current in the aircraft. Training and familiarization costs, including any required flight time up to 2-hours, shall be accomplished at the Contractor’s expense. The CO will determine the necessary amount of flight time up to 2-hours. This is not intended to affect cross shifting of pilots that are familiar with the operating area or to affect approved relief pilots.

(d) Re-inspection Expenses

(1) The Contractor shall be liable for all Government incurred re-inspection costs. Inspection expenses may be deducted from payments due the Contractor.

(2) Costs may include, but are not limited to, inspector(s)’ time to include travel time at $75.00 per hour, and transportation and subsistence at actual cost.

C.14	FLIGHT HOUR AND DUTY LIMITATIONS

(a) All flight time, regardless of how or where performed, except personal pleasure flying, shall be reported by each Flight Crewmember and used to administer flight hour and duty time limitations. Flight time to and from the Assigned Base as a flight crewmember (commuting) shall be reported and counted toward limitations if it is flown on a duty day. Flight time includes, but is not limited to: military flight time; charter; flight instruction; 14 CFR Part 61.56 flight review; flight examinations by FAA designees; any flight time for which a flight crewmember is compensated; or any other flight time of a commercial nature whether compensated or not.

(b) Pilots

(1) Flight time will be measured using the information in C.25

(2) Pilots shall have 2 (two) 24 hour time periods off duty during any 14-day period.

(3) Flight time shall not exceed a total of 8-hours per day.

(4) Pilots accumulating 36 or more flight hours in any 6-consecutive duty-days shall be off duty the next day. Flight time shall not exceed a total of 42-hours in any 6-consecutive days. After any 1-full off-duty day, pilots begin a new 6-consecutive day duty-period for the purposes of this clause, providing during any 14-consecutive day period, each pilot shall have 2 full days off-duty. Days off need not be consecutive. Contractors may propose alternate schedules for crew days off (e.g. 12 on and 12 off).

(5) Assigned duty of any kind shall not exceed 14-hours in any 24-hour period. Within any 24-hour period, pilots shall have a minimum of 10-consecutive hours off-duty immediately prior to the beginning of any duty day.

Local travel up to a maximum of 30-minutes each way between the work site and place of lodging shall not be considered duty time. When one-way travel exceeds 30-minutes, the total travel time shall be considered as part of the duty day.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(6) Duty includes flight time, ground duty of any kind, and standby or alert status at any location.

(7) Pilots may be relieved from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

(8) During times of prolonged heavy fire activity, the CO may issue a notice reducing the pilot duty-day/flight time and/or increasing off-duty days on a geographical or agency-wide basis. When a notice is issued, the Government representative will provide a copy of the notice and the procedures for exemptions.

(9) Flights point-to-point (airport-to-airport, etc.) with a pilot and co-pilot shall be limited to 10-flight hours per day. (An aircraft that departs “Airport A,” flies reconnaissance on a fire, and then flies to “Airport B,” is not point-to-point).

(10) When pilots act as a mechanic, mechanic duties in excess of 2-hours shall apply as flight time on a one-to-one basis toward flight time limitations.

(11) Relief, additional, or substitute pilots reporting for duty under this contract shall furnish a record of all duty and all flight hours during the previous 14-days.

(c) Mechanics

(1) Within any 24-hour period, personnel shall have a minimum of 8 consecutive hours off duty immediately prior to the beginning of any duty day. Local travel up to a maximum of 30-minutes each way between the work site and place of lodging shall not be considered duty time. When one way travel exceeds 30-minutes, the total travel time shall be considered as part of the duty day.

(2) Mechanics shall have 2 (two24 hour time periods off duty during any 14-day period.

(3) Duty includes standby, work, or alert status at any location.

(4) Mechanics may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

(5) The mechanic shall be responsible to keep the Government apprised of their ground duty limitation status.

(6) Relief or substitute mechanics reporting for duty under this contract may be required to furnish a record of all duty time during the previous 14-days.

(7) A mechanic will be assigned to each aircraft. The mechanic will be allowed to fly on all repositioning flights. At the end of the day, if the contractor requires, the aircraft will either be returned to the mechanic’s location or with CO approval, the mechanic may be taken to the aircraft, at the Government’s expense.

Maintenance personnel are only allowed to fly on the aircraft during contract availability when the aircraft is repositioning to another base. If the aircraft is on a fire dispatch mission and is relocating to a new base, the mechanic may be aboard the aircraft dispensing water for the first fuel load while enroute to the new base.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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C.15	ACCIDENT PREVENTION AND SAFETY (SEE EXHIBIT 10 – SYNOPSIS OF SAFETY PROGRAM)

(a) The Contractor shall furnish the CO with a copy of all reports required to be submitted to the FAA in accordance with 14 CFR that relate to pilot and maintenance personnel performance, aircraft airworthiness or operations.

(b) Following the occurrence of a mishap, the CO or designated representative will evaluate whether noncompliance or violation of provisions of the contract, the FAA applicable to the Contractor’s operations, company policy, procedures, practices, programs, and/or negligence on the part of the company officers or employees may have caused or contributed to the mishap.

(c) The Contractor shall keep and maintain programs necessary to assure safety of ground and flight operations. The development and maintenance of these programs are a material part of the performance of the contract. Examples of such programs are (1) personnel activities, (2) maintenance, (3) safety, and (4) compliance with regulations. When, in the sole judgment of the CO, the safety programs do not adequately promote the safety of operations, the Government may terminate the contract for cause as provided in the “Contract Terms and Conditions”.

(d) Upon request of the government, the contractor will provide copies of CVR, FDR, OLMS, etc. data following a mishap or at the discretion of the government. Costs incurred for compliance with providing copies of the CVR, FDR, and OLMs to the USFS will be reimbursed by the Government.

(e) The Contractor shall fully cooperate with the CO in the fulfillment of this clause. The CO may suspend performance of this contract work, during the evaluation period used to determine cause as stated above.

(f) The Contractor is required to provide updates to their SMS Plan/safety program to the CO throughout the life of the contract.

C.16	MISHAPS

(a) Reporting

(1) The Contractor must immediately, and by the most expeditious means available, notify the NTSB AND the agency ASM when an “Aircraft Accident” or NTSB reportable “Incident” occurs.

(2) The toll free 24-hour Interagency Aircraft Accident Reporting Hot Line number is:

•	1-888-4MISHAP (1-888-464-7427)

•	The ASM may be contacted during normal work hours by calling (208) 387-5607

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(b) Forms Submission

(1) Following an “Aircraft Accident” or when requested by the NTSB following notification of a reportable “Incident,” the Contractor must provide the agency ASM with information necessary to complete a NTSB Form 6120.1/2 “Pilot/Operator Aircraft Accident Report”.

(2) The Contractor must submit a “SafeCom” to the agency ASM within 5 days upon the occurrence of any condition, observance, act, maintenance problem, or circumstance which has potential to cause an aviation-related mishap. Submission via the internet at http://www.safecom.gov/ is preferred. Blank SafeComs can be obtained from agency ASMs. The NTSB Form 6120.1/2 does not replace the Contractor’s responsibility, within 5-days of an event, to submit to the USFS a “SafeCom” to report any condition, observance, act, maintenance problem, or circumstance that has potential to cause an aviation-related mishap.

(3) Blank SafeComs and assistance in submitting SafeComs can be obtained from the USFS. SafeComs may be submitted electronically at: www.safecom.gov

(c) Wreckage Preservation

(1) The Contractor shall not permit removal or alteration of the aircraft, aircraft equipment, or records following an “Aircraft Mishap” which results in any damage to the aircraft or injury to personnel until authorized to do so by the CO. Exceptions are when threat-to-life or property exists; the aircraft is blocking an airport runway, etc. The CO shall be immediately notified when such actions take place.

(2) The NTSB’s release of the wreckage does not constitute a release by the CO, who shall maintain control of the wreckage and related equipment until all investigations are complete.

(d) Investigation

The Contractor shall maintain an accurate record of all aircraft accidents, incidents, aviation hazards and injuries to Contractor or Government personnel arising in the course of performance under this Contract. Further, the Contractor fully agrees to cooperate with the USFS during an investigation and make available personnel, personnel records, aircraft records, and any equipment, damaged or undamaged, deemed necessary by the USFS. Following a mishap, the Contractor shall ensure that personnel (Pilot, mechanics, etc) associated with the aircraft will remain in the vicinity of the mishap until released by the CO.

(e) Related Costs

The NTSB or USFS shall determine their individual agency investigation cost responsibility. The Contractor will be fully responsible for any cost associated with the reassembly, approval for return-to-Contract availability, and return transportation of any items disassembled by the USFS.

(f) Search, Rescue, and Salvage

The cost of search, rescue and salvage operations made necessary due to causes other than negligent acts of a Government employee shall be the responsibility of the Contractor.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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C.17	PERSONAL PROTECTIVE EQUIPMENT

(a) General

The following personal protective equipment shall be furnished by the Contractor, be operable and maintained in serviceable condition as per appropriate manufacturer’s specifications.

(b) Clothing

(1) While flying, contractor personnel shall wear long-sleeved shirt and trousers (or long-sleeved flight suit) made of fire-resistant polyamide or aramid material, leather boots and leather, polyamide, or aramid gloves. A shirt with long-sleeves overlapping gloves, and long-pants overlapping boots by at least 2-inches, shall be worn by the pilot(s). Personnel shall wear clothing made of fire-resistant synthetic material under the fire-resistant clothing described herein.

(2) Nomex or other material proven to meet or exceed specifications contained in MIL-C-83429A may be worn. Currently, the following “other” materials meet this specification:

(i) FRT Cotton Denim Cloth, MIL-C-24915

(ii) FRT Cotton Chambray Cloth, MIL-C-24916

(3) Clothing not containing labels identifying the material either by Brand Name or MIL-Spec will not be acceptable.

(c) Contractor personnel must wear a personal flotation device (PFD) for all flights requiring water scooping operations. This equipment must be maintained in serviceable condition in accordance with the manufacturer’s instructions. This equipment may, but is not required to, meet the standards of 14 CFR Part 135.167(a)(1). Automatic inflation (water-activated) PFDs are not authorized.

(d) Government personnel shall wear the same personal protective equipment as specified for the flight in (a), (b), and (c) above.

C.18	INSPECTION AND ACCEPTANCE

(a) Pre-Use Inspection of Personnel and Equipment

(1) When determined necessary by the Contracting Officer the Government will conduct a pilot flight evaluation to verify pilot(s)’ ability to perform under this contract. The evaluation may include but is not limited to: weight and balance data, aircraft performance charts, density altitude considerations, and actual flying of the aircraft. Portions of the evaluation may be evaluated orally. A pilot must also be capable of demonstrating proficient operation of all aircraft equipment during an evaluation flight.

(2) The aircraft used for the evaluation(s) must be the same make, model, and series awarded for this contract and be equipped with dual controls. Flight evaluation(s) will usually be performed in areas that provide access to terrain similar to that to be flown during the contract period. Flight evaluations are conducted at the Contractor’s expense.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(3) During the flight evaluation, pilot inspectors retain discretionary authority in determining the competency of the pilot. The Government will make the final determination as to the pilot’s ability to successfully meet contract requirements.

(4) Services provided under this contract require US Forest Service special use flight activities as identified herein. Pilots must have satisfactorily completed an agency initial and/or periodic flight evaluation(s) for these activities before being approved for use under the contract, unless otherwise indicated in the contract. The COR will provide detailed information concerning the types and frequency of special use pilot flight evaluations when requested.

(5) Flight crews shall review an annual operational safety briefing provided by the Government.

(b) Aircraft Pre-Use Inspection

(1) The Contracting Officer or the Contracting Officer’s duly authorized representative will inspect and accept the supplies and or services to be provided under this Contract. Approvals are only given for aircraft, pilots and services performing USDA Forest Service operations performed under this contract.

(b) Inspection and acceptance will be performed at designated locations determined after award.

(c) Pre-Use Inspection of Personnel and Equipment

The aircraft offered shall be multi-engine, turbine powered amphibious water scooper aircraft. The aircraft offered shall have been conformed to the TCDS, have all needed STCs, have been issued an Airworthiness Certificate, have IAB full or interim approval and be fully compliant with the solicitation.

Each year prior to use of aircraft and crews covered by this contract, the Government will conduct pre-use inspections of aircraft for compliance with the specifications and conditions. After award of the contract and any renewal thereof, an inspection of the contractor’s equipment and personnel will be made prior to any use. Inspections may be scheduled by mutual agreement between the Contracting Officer and the Contractor. Pre-Use Inspections will be scheduled between February 1 and May 31 of each year. Inspection schedule, priority and determination of need shall be at the government’s discretion. The inspection will take place at the contractor’s FAA Certificated Repair Station, or other locations as approved by the Contracting Officer.

(1) The Scooper, flight crew, mechanics, and all other contractually required equipment will be made available for inspection as scheduled by the CO.

(2) Performance tests, including takeoff, landing, and tactical flying to ascertain that aircraft and pilot meet specifications may be required by the CO.

(3) Additional aircraft identified by individual registration number and Serial Number that are not yet operational will have until December 31, 2022 to be inspected and approved under this agreement (Carded). Aircraft line items not carded/approved by December 31, 2022 will be terminated.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(a)

Pre-use inspection shall be scheduled by the Contractor with the Government within 60 days after award. At the scheduled inspection, the contractor shall provide a complete listing of all FAA ADs and Manufacturer’s Mandatory Service Bulletins (MSBs) applicable to the make, model, and series of aircraft being offered. Documentation of compliance to each AD and MSB will include date and method of compliance, date of recurring compliance, and an authorized signature and certificate number will be recorded. The list shall be similar to that shown in AC 43-9, as amended.

(b)

All components or items installed in the offered aircraft that are subject to specified time basis or schedule (time/calendar life) for inspection, overhaul, or replacement shall be listed and made available to the Government at time of inspection. The list shall include component name, serial number, service life or inspection/overhaul time, total time since major inspection, overhaul, or replacement and hours/cycles calendar time remaining before required inspection, overhaul, or replacement. The list shall be similar to that shown in AC 43-9, as amended

(c)	The Contractor may be required to furnish a copy of the aircraft inspection program selected under 14 CFR 91.409, Operations (if applicable) and Part 145 Repair Station Manuals and revisions.

(d)	The items described below shall be made available at the pre-use, or renewal inspection:

(i) Aircraft, engine and propeller logbooks/records

(ii) Copy of 14 CFR 137 and Operations Specifications, if applicable

(iii) Complete copy of awarded Contract, including modifications, with each aircraft

(c) Pre-Use Inspection Expenses

(1) All operating expenses incidental to the inspection shall be borne by the Contractor.

(2) The Contractor will not be charged for the costs incurred by the Government on the initial pre-use inspection when the inspection occurs at the contractors FAA Certificated Repair Station, or at other locations identified at the government’s discretion.

Government costs incurred during these inspections will not be charged to the Contractor.

(d) Re-inspection Expenses

When re-inspection is necessary because Contractor equipment and/or personnel did not satisfy the initial inspection, or when inspecting substitute personnel and/or

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equipment subsequent to the initial pre-use inspection, the Contractor may be charged the actual costs incurred by the government in performing the re-inspection. Re-inspections will be performed at a time and location mutually agreed to by the Contractor and CO.

(e) Inspections During Use

(1) At any time during the Contract period, the CO may require inspections/tests as deemed necessary to determine that the Contractor’s equipment and/or personnel currently meet specifications. Government costs incurred during these inspections will not be charged to the Contractor.

(2) Should the inspection/tests reveal deficiencies that require corrective action and subsequent re-inspection, the actual costs incurred by the Government may be charged to the Contractor.

(3) When the aircraft becomes unavailable due to mechanical breakdown, the Government reserves the right to inspect the aircraft after the Contractor’s mechanic has approved the aircraft for return to service. For items covered under 14 CFR Part 135.415, the Contractor shall furnish the CO with a completed copy of FAA Form 8010-(4) Malfunction or Defect Report, or a Maintenance Malfunction/Information Reporting Form (as applicable).

C.19	PROFICIENCY FLIGHTS

If the Pilot-in-Command (PIC) of the mission crew has not flown the contract line item aircraft type/make/model while on a USFS contract within 30 days, the PIC shall have a proficiency flight in the contract line item aircraft type/make/model prior to executing any flights supporting USFS operations.

The flight shall consist of, but not be limited to a simulated drop, which shall be a non-revenue flight of no less than 30 minutes of flight time not to include startup, taxi or shutdown of the aircraft. Or,

A ferry flight of no less than 30 minutes while unloaded with no low level flight profiles. This may be a revenue flight if repositioning to another airtanker base for an ordered fire mission. All other Ferry flights for currency/proficiency shall be non-revenue. Or,

A Level D Simulator, of the same Type Rating as the Mission Aircraft may be used for PIC proficiency. Flight time in aircraft or simulator other than the contract line item aircraft type/make/model will not count towards pilot proficiency.

Pilot-in-Command scheduling and proficiency is determined by the vendor with oversight by the WO Pilot Standardization Branch and the National Airtanker Program Manager.

If a PIC requires a proficiency flight the PIC may request a proficiency break at the beginning of the duty day. The aircraft will remain in available status while performing the required flight. However, if at any time until the PIC is proficient and the aircraft is requested for a mission and cannot perform that mission within 60 minutes of the request that aircraft will be assessed unavailability from the beginning of the duty day up until the PIC is proficient and able to respond to the request.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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FAA minimums are not a substitute for USFS proficiency requirements. These requirements supersede all previous contract language regarding currency/proficiency.

C.20	AIRCRAFT SECURITY INSPECTIONS

Following a security incident involving the aircraft, or upon direction of the Contracting Officer or Government security official where the aircraft is operating, the Contractor will submit to a security inspection of the aircraft. The aircraft will not return to operational use until the security inspection has been completed. No availability will be deducted during this period.

C.21	PERIOD OF PERFORMANCE (AGAR 452.211-74) (FEB 1988)

The Period of Performance is 4 years starting June 3, 2021.

C.22	MISSION ORDERING PROCEDURES

The government intends to have IDIQ contracts with multiple vendors for Water Scooper services.

Orders for services may be placed only by those identified herein to place orders. Orders for fire incidents will only be placed by the Contracting Officer. Contractors shall not accept orders or dispatches from sources other than the National Interagency Coordination Center (NICC) or the agency specific Contracting Officer. The Government does not guarantee the placement of any orders for service under the Contract and the Contractor is not obligated to accept any orders. However, once the Contractor accepts an order, the Contractor is obligated to perform in accordance with the terms and conditions stated herein.

(a) Orders for service will be placed with the contractor subject to the following:

(1) Standard Orders for service will be placed with the Contractor as needed. Orders will be filled based on best value trade-off considering performance/capability, location, availability, cost, and operational necessity. The importance of each criteria may be different for each activation based on need.

(2) Emergency Orders may be placed with Contractors as needed. These orders will utilize the existing list prices to make a best value decision under urgent and compelling circumstances.

(3) It is the contractors’ responsibility to keep the aircraft desk at NICC informed on the location and availability of their aircraft for fire and project assignments. Failure to do so ay result in missed activations. The Phone number at NICC is 1-208-387-5400, or for flight following 1-800-994-6312. If the contractor has not kept NICC currently informed on the location and status of the aircraft they will be considered not available for work under the contract.

(b) Point-of-Hire shall be the Contractor’s Principle Base of Operations as specified in Section B or the location of aircraft at time-of-hire.

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(c) The Assigned Work Location will be determined at the time the order for services is placed.

The Government’s urgency in acquiring services may be a factor and override any other criteria identified above in accordance with the Federal Acquisition Regulation. When receiving an activation call, the Contractor shall confirm their availability and ability to meet specified timeframes within 2 hours of the activation request.

If the Contractor cannot be reached or is not able to meet the date and time needed, the Government may proceed with contacting the next Water Scooper determined to meet the above criteria. An order may be placed orally or electronically but will be confirmed in writing by a Government resource order.

The Government will generate Task Orders numbers for each activation. The task order number is to be referenced on all official communication starting upon issuance of the order. Once activated, documentation of orders placed for tactical response will include at a minimum:

a)	Incident Number, Task Order Number, Resource Order Number and name of the incident

b)	Date, Time and Location to report to

c)	Frequencies

d)	Air and Ground Contact Information

e)	Incident Job Code

C.23	AVAILABILITY

Should no schedule be directed by the Government, the pilot shall arrive to the facility at 0900L to begin their duty day.

1.	Equipment. Water Scoopers shall be stationed and remain fully operational at their Assigned Work Location (AWL).

2.	Personnel. Each day Contractor’s flight crew shall be in one of the following conditions of availability:

(a) Standby

(i)

Personnel shall be on standby during the hours stipulated each day by the CO. The first 9-hours of standby will be considered the base or normal standby hours. During this time, the aircraft shall be immediately available and strive to be airborne within 15-minutes. Delays caused by local air traffic, FAA flight planning and filing for extended dispatches, taking on additional fuel for extended dispatches, preparation for flights into instrument conditions, crews released for lunch by base managers that are delayed in returning, proficiency flights, and other causes beyond the pilot’s control will not be considered a part of the 15-minutes.

(ii)	Availability is not required when the pilot is off duty under the Flight and Duty Limitations.

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(b) Extended Standby.

Hours of standby in excess of the first 9 hours may be ordered by the National, Geographical, or Local coordination centers, but shall not exceed 14 hours.

(c) Authorized Breaks

(i) The aircraft may be released from standby for scheduled or preventative maintenance and the Contractor will continue to be paid the availability rate. The Contractor shall provide a reasonable Estimated Time of Completion (ETOC) with the request for an authorized break. Approval to remove the aircraft from standby will be wholly discretionary by the Government. Periods approved for maintenance can be of any duration. However, once notified by the Government, the aircraft shall be fully operational within 60-minutes and shall not exceed the ETOC by more than 30 minutes.

(ii) Upon advance approval of the COR, crews may be released from standby at the AWL and service will continue to be recorded as available (this will constitute a duty day). When released during the duty day, crews shall inform the COR how they may be contacted should a recall be needed.

(iii) If the aircraft is not scheduled for availability, it may be removed at the contractor’s expense from the operating base for maintenance, provided the Contractor:

(1) Obtains permission from the CO or authorized Representative in advance for taking the aircraft out of service;

(2) Follows the availability schedule set forth by the Government; and

(3) Uses the aircraft only for maintenance test flights or ferry to and from the maintenance facilities, unless the CO specifically approves other use.

(d) Unavailability

(i) The Contractor is unavailable when the aircraft or pilot(s) are not in condition to perform, not in compliance with all contract requirements, or when the pilot or aircraft are not capable of providing service as scheduled by the Government. The Contractor shall report any in-flight mechanical breakdown, and any major maintenance deficiencies that would result in the aircraft becoming unavailable.

(ii) Unavailability status will continue until the cause of the failure is corrected. It is the contractor’s responsibility to inform the COR whenever the crew are available. If consistent failures to respond to dispatch occur, the CO retains the right to require functional flights at Contractor’s expense.

(iii) When the aircraft becomes unavailable due to mechanical breakdown, the

Government reserves the right to inspect the aircraft after the contractor’s mechanic has approved it for return to service. The Contractor will coordinate with the Water Scooper Manager at the AWL to ensure a Government authorized Aircraft Maintenance Inspector has been contacted following a return to service to review the work that was done. A “Return to Contract Availability” may or may not be issued by the Government.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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When responding to a dispatch and an unscheduled maintenance discrepancy occurs, the Contractor will repair the discrepancy and contact the Government once the aircraft has been returned to service. A Government Aviation Maintenance Inspector (AMI) will be responsible for returning the aircraft to availability. The discrepancy shall be reported to the Water Scooper Manager to notify the AMI.

If the return to service is reported within 30 minutes from the time of the original unscheduled maintenance discrepancy (and the aircraft is subsequently returned to availability by an AMI) no unavailability will be assessed. Repeated failures during a duty day may result in assessment of unavailability.

(iv) The Government may exercise its right to termination for cause if there is unavailability in excess of three (3) full consecutive calendar days. Days off do not count toward the three days.

(v) If the aircraft is having maintenance issues that can only be observed or checked by a mechanic during flight, the aircraft will be placed in a condition of unavailability, so a functional check flight can be performed.

(vi) If an aircraft gets dispatched from one base to another and upon landing the aircraft becomes unavailable for a mechanical deficiency the aircraft may continue to collect availability for two hours or the remainder of the day’s availability for the amount of driving time it would take for their support vehicle to arrive at the new base (miles / 55 mph), whichever is greater.

(e) Contractor Stand-Down or Deactivation

(i) The Contractor shall immediately notify the Contracting Officer by telephone, followed up with a written notification (email or letter) to the Contracting Officer, when the Contractor implements a stand-down or when the Contractor de-activates any or all of the aircraft/fleet that is operating in compliance with this contract.

The Contractor’s verbal and written notifications shall include all of the tail number(s) for all the effected aircraft, the rationale for the stand-down/deactivation, and the estimated duration of the stand-down or the deactivation.

(ii) The Contractor shall also notify the Contracting Officer by telephone, followed up with a written notification (email or letter) to the Contracting Officer of the planned reactivation date for each of the effected aircraft. The Contractor’s verbal and written notifications shall include the tail number(s) of all of the reactivated aircraft, the rationale/corrective action plan (if applicable), and the date(s) of the reactivation(s).

(iii) Once a Contracting Officer has been officially notified of a Contractor implemented stand-down and/or deactivation, the Contracting Officer shall notify the appropriate Government officials accordingly.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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C.24	PAYMENT PROCEDURES

(a) All FS-6500-122’s will be electronically packaged and submitted through the Incident Business System (IBS) for payment processing. Payments will be made semi-monthly for services approved. The 122’s will be “bundled” every 2 weeks and sent to the vendor electronically for approval for submission through the IBS system and electronically forwarded to Albuquerque Service Center (ASC) for payment. The 122’s processed during the first half of the month will be processed for payment about the 15th and those accumulated during the last half of the month will be processed about the 1st of the following month.

(b) Preparation for access and use of IBS requires a USDA e-authentication username and password. Instruction for e-authentication and training for your IBS role is now available on the Internet at http://www.fs.fed.us/business/abs/training.php (c) Upon completion of the contract period or any extension thereof, final payment will not be made until all Government-furnished property has been returned and a Contract Release form has been completed. The final Flight Use Report payment will be accompanied by the completed Contract Release and Transfer of Property Form.

C.25	FLIGHT TIME MEASUREMENT

(a) Flight time will be paid “block to block”. Flight time will begin when aircraft starts its roll from the pit on an ordered flight and ends when aircraft has taxied to parking, loading, refueling, or warm-up operations areas and has stopped. Flight time consists of a clock time duration not to exceed the time the aircraft leaves the “blocks” with the intention of an ordered flight to its return to the blocks following an ordered flight.

(b) If mechanical problems are encountered during flight and the mission cannot be continued, the aircraft is considered to be unavailable upon landing. Flight time will continue to be paid to the AWL, or the contractor’s maintenance facility, whichever is closest.

C.26	PAYMENT FOR FLIGHT

(a) Flight time will be paid for by the Government, at the rates specified in the Schedule of Items.

(b) Payment for flight time will be made only when flight is properly ordered by designated personnel.

(c) The Government does not guarantee any flight time.

(d) Payment will not be made for flights for the benefit of the Contractor such as maintenance tests flights, ferrying to and from maintenance facilities, required flight following engine change,or transportation of Contractor’s support personnel.

(e) No payment will be made for flights when the load is accidentally or carelessly dropped in flight on non-target areas.

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(f) If a dispatch is cancelled after 2-engines are operating, or if ordered for repositioning to or from the retardant loading area (i.e. changes in rotation, going on day off, returning from day off, or refueling out of pit area, or for any needed ramp maintenance) payment will be made at 1/10th of the flight rate and coded appropriately.

C.27	PAYMENT FOR AVAILABILITY/UNAVAILABILITY

(a) Payment of availability will be made at the applicable daily rate in the Schedule of Items and will be recorded in IBS as appropriate. The aircraft and crew are required to be available for 14 hours each day under hire.

(b) The Government will pay daily availability as specified in the Schedule of Items minus any reductions due to unavailability. The maximum amount of availability to be earned per day is the daily availability offered amount.

(c) Daily Availability will be computed for aircraft and crewmembers will be ordered, measured, and recorded each day by 14 hour increments (maximum 14-hours).

(d) The awarded daily availability rate shall include all fixed and variable costs (depreciation, salaries, overnight allowances, overhead, permanent shop facilities, etc.) incurred in providing continuous service exclusive of those costs directly attributed to actual flight except for extended standby.

(e) Periods of unavailability will be accumulated for the day and posted on the Flight Use Invoice as actual clock unavailability. This amount shall be subtracted from the 14 hours of scheduled duty; availability will be paid for the remainder.

C.28	PAYMENT FOR EXTENDED STANDBY

(a) During the period where the flight crew is required to be on standby beyond the first 9 hours required for availability, the Contractor will be paid at an hourly rate (rounded-up to the next full hour) specified in the Schedule of Items for each authorized flight crew member, plus one maintenance crew member. Ordered Standby will be recorded in IBS in whole hours. The maximum daily hours will not exceed 14 hours.

C.29	REIMBURSEMENT FOR MOBILIZATION AND DEMOBILIZATION COSTS

(a) The Contractor will be reimbursed for reasonable mobilization and demobilization costs to and from the AWL when services are ordered by the government

(b) Payment will be made for ordered ferry flights to reposition or preposition aircraft.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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C.30	PAYMENT FOR OVERNIGHT ALLOWANCE (PERSONNEL)

(a) (Lower 48) Overnight allowances or Remain-Over-Night (RON) will not be paid under this contract. Overnight allowances shall be included in your daily availability rate for each aircraft offered for all Contractor personnel working under this contract.

(b) (Alaska) The Contractor will be paid the difference between the CONUS, Standard Rate and Alaska per diem/lodging (for the location). Amount for each crewmember when the Contractor is ordered to remain overnight in Alaska.

(c) The Water Scooper Manager and or Base Manager may provide meals, ice, and drinks at the Government’s expense in order to sustain firefighting operations; however, crews should plan to provide their own lunch for standby. In the evening, if the crews are required to be on site/base due to potential for heavy fire activity, or the crew is flying, then appropriate meals may be provided if possible. At cooperator bases, meals will be provided in accordance with local policy

C.31	MISCELLANEOUS COSTS TO THE CONTRACTOR

(a) Housing, subsistence, ground transportation, and other expenses will be the responsibility of the Contractor or its employees at the AWL.

(b) The Government will reimburse the Contractor for any airport use costs the Contractor is required to pay when ordered to operate from an airport other than the Contractor’s home base such as airport landing fees, tie-down charges, or other similar type costs. Itemized receipts may be requested by the CO.

(c) Miscellaneous unforeseeable costs not recovered through the agreed payment rates and are the direct result of ordered services may be reimbursed at actual cost if approved by the CO.

C.32	PAYMENT FOR FUEL – US GOVERNMENT AIR CARD PROGRAM

Payment for fuel under the AIR Card Program will be paid in accordance with Exhibit 8, Government AIR Card Fuel Program and Exhibit 9-Airtanker Fuel Log.

C.33	PAYMENT FOR FUEL – WHEN GOVERNMENT AIR CARD NOT ACCEPTED

Fuel purchased by the Contractor (when the DLA card is not accepted) shall be reimbursed by the Government using the IBS system. The contractor shall exercise prudent discretion in incurring these costs. The Contractor shall retain fuel tickets (receipts) for the cost of all fuel purchase and shall provide a copy of those fuel tickets to the COR and maintain a copy of the fuel tickets (receipts) for a period of one year from the date of the fueling. Cost for fuel shall be entered into IBS for reimbursement at actual cost.

C.34	AERIAL WATER SCOOPING AIRCRAFT (AWSA) MANAGER/CONTRACTING OFFICER’S REPRESENTATIVE RESPONSIBILITIES

An AWSA Manager will be assigned to each A/C furnished and act as a designated Contracting Officer’s Representative (COR). In addition to directing the work of the A/C, the Scooper Manager has the following delegated Contract administration duties and authority:

(a) Complete AWSA Pre-Use Checklist

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(b) Administer AWSA services as provided in the contract.

(c) Secure compliance with all contract provisions and specifications, and issue Work Orders/Notices of Non-Compliance as needed.

(d) Conduct investigations and prepare Statements of Findings when requested by the CO.

(e) Suspend operations pending the removal or reinstatement of unsatisfactory equipment or personnel by the CO.

(f) Coordinate temporary substitutions of A/C and pilot(s) with the CO.

(g) Initiate and sign correspondence and other contract administration documents over the title “AWSA Manager.”

(h) Maintain Daily Diary of contract activities.

(i) Document availability, flight times, and other payment items on the Flight Use Report and submit daily into IBS.

(j) Document and verify reasonable transportation costs for ordered additional personnel.

(k) Establish daily schedules.

(l) Approve authorized breaks.

(m) Review the A/C Data Record for Inspection and Approval currency.

(n) Review the Interagency Qualification Card(s) for currency and qualifications.

(o) Complete and submit Performance Report.

(p) Government AWSA Manager may not ride in an AWSA.

C.35	EXHIBITS

The following exhibits are enclosed and made part of this solicitation: Vendors are required to complete one set of the required fill-in forms for each aircraft proposed.

EXHIBIT 1	BASIC AIRCRAFT EQUIPMENT AND FIRE EQUIPMENT

EXHIBIT 2	STRUCTURAL INTEGRITY PROGRAM

EXHIBIT 3	FLIGHT EQUIPMENT

EXHIBIT 4	FIRST AID KIT AERONAUTICAL

EXHIBIT 5	SURVIVAL KIT – AERONAUTICAL (LOWER 48 AND ALASKA)

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 6	AIRCRAFT MARKINGS

EXHIBIT 7	ALASKA OPERATIONS

EXHIBIT 8	US GOVERNMENT AIR CARD FUEL PROGRAM

EXHIBIT 9	AIRTANKER FUEL LOG

EXHIBIT 10	SAFETY MANAGEMENT SYSTEM (SMS) COMPONENTS QUESTIONNAIRE

EXHIBIT 11	DEFINITIONS AND ABBREVIATIONS

EXHIBIT 12	DEPARTMENT OF LABOR WAGE DETERMINATION

EXHIBIT 13	AIRCRAFT RECORDS AND MANUALS

EXHIBIT 14	AIRCRAFT FLIGHT & MAINTENANCE LOG

EXHIBIT 15	AIRTANKER INSPECTION FORM

EXHIBIT 16	AIRCREW TRAINING FORM

EXHIBIT 17	OFFERED AIRCRAFT AND ASSOCIATED DATA

EXHIBIT 18	PUBLIC AIRCRAFT OPERATIONS DECLARATION

EXHIBIT 19	ADDITIONAL TELEMETRY UNIT SYSTEM DESCRIPTION

EXHIBIT 20	AIRCRAFT WEIGHT AND BALANCE FORMS

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EXHIBIT 1 – BASIC AIRCRAFT EQUIPMENT AND FIRE EQUIPMENT

Aircraft shall be configured with the equipment required by 14 CFR and approved for make and model furnished. In addition, the following equipment will be required:

(a) The aircraft shall have one or more independently switched strobe light(s) mounted on top of the aircraft or otherwise visible from above.

(b) High visibility, pulsating, forward-facing conspicuity lighting

(c) G-meter installed in pilot panel.

(d) Seat belts and shoulder harnesses for all occupants shall meet the requirements of 14 CFR Part 25.

(e) The fire extinguisher shall be mounted in a manner readily available to all flight crewmembers. The fire extinguisher shall comply with National Fire Protection (NFPA) #10 “Standards for Portable Fire Extinguishers”. The fire extinguisher shall have a minimum rating of: 5BC.

(f) First Aid Kit – Aeronautical. (See Exhibit 4)

(g) Survival Kit – Aeronautical. (See Exhibit 5)

(h) Cockpit checklist and flight publications to operate Visual Flight Rules and IFR in contiguous 48 states.

(i) Operational Load Monitoring (OLM) equipment. (See Exhibit 2)

(j) Aircraft Markings. (See Exhibit 6)

(k) Water Tank(s)

(1) Water tanks shall be capable of being filled in conformity with the certified water load through 3-inch diameter single or dual kamlock fittings on both sides of the aircraft or from the tail at a minimum fill rate of 400 to a maximum fill rate of 500 gallons per minute.

(2) Contractor shall maintain the tanking system in accordance with TC or STC and the current IAB criteria.

(3) All tanks shall have a level indicator to accurately measure water capacity to measure contract loads. This will be readily available to loading crews and/or aircrew members during land based water loading.

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EXHIBIT	2 – STRUCTURAL INTEGRITY PROGRAM (Water Scooper Only)

General

This exhibit defines the Structural Integrity Program (SIP) requirements for Water Scoopers awarded under this contract. The Contractor shall have an established SIP to manage their aircraft including predicting and preventing catastrophic failure including fatigue separations.

Requirements

The Contractor shall have established a comprehensive SIP. As a minimum, the program will include the following:

(a) General

(1) The aircraft shall have been FAA Type Certificated in the Standard or Restricted Category under 14 CFR Part 25 as a water scooper.

(a)	If Restricted Category, it must be approved for the Special Purpose Operation of Forest and Wildlife Conservation, Aerial Dispensing of Liquids IAW FAA Order 8110.56, paragraphs 3-5, 3-6, and 5-5.

(b)	If Standard Category, it must have an approved STC for the Water Scooper Configuration, or the Special Purpose Operation of Forest and Wildlife Conservation, Aerial Dispensing of Liquids.

(2) The Certification Basis for foreign aircraft certificated under 14 CFR Part 21.29 must include documentation of an FAA Approved complete airframe baseline (original certificated usage) evaluation for Fatigue.

(3) The aircraft shall have an FAA approved maintenance and inspection program developed and fully implemented for use as an Water Scooper and shall be in compliance with that program and have complete records for airframe, engines and components certifying compliance with maintenance and all applicable 14 CFR requirements, manufacturer’s SB’s that are a safety of flight item or identified by an FAA Airworthiness Directive. Each mandatory component retirement, replacement or overhaul time shall be incorporated and adhered to as specified in the OEM Airworthiness Limitations Section.

(4) The contractor’s program must include or have incorporated all recommended and/or required manufacturer programs such as Structural Inspection Documents (SID), Supplemental Structural Inspection Documents (SSID), Corrosion Prevention and Control Programs (CPCP), Electrical Wiring Interconnection Systems (EWIS) and Fuel Tank System Inspection Program, MSG-3 formulated maintenance and inspection program as applicable.

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(b) Manufacturer support and FAA Standards for Maintenance.

(1) The Contractor shall obtain documentation of Manufacturer support for maintenance and engineering support of the original aircraft while under contract to the US Forest Service.

(2) Aircraft shall have incorporated and complied with all requirements of the most recent revision of the approved OEM maintenance and inspection program applicable to the serial number aircraft offered including specific structural elements that satisfy MSG- 3 – based criteria, as applicable.

(c) Contractor’s Airworthiness Organization and Authority.

(1) The Contractor’s will have and use a FAA approved Part 145 Certified Repair Station with appropriate rating(s) for the aircraft offered, providing for the maintenance and inspection of their offered Water Scooper fleet.

(2) All maintenance and inspections conducted under the SIP will be performed under the authority of the contractor’s FAA Part 145 Certified Repair Station (CRS).

(d) Fatigue and Damage Tolerance evaluation and Airworthiness Limitations Section.

(1) Documentation of an OEM complete Water Scooper usage evaluation of the aircraft for fatigue.

(2) The evaluations above must include substantiation using fatigue and damage tolerance principles (e.g. AC 120.93) as applicable for all structural repairs made to the aircraft since original manufacture, within the areas identified as fatigue-critical per the OEM fatigue evaluation within one year from contract award.

(3) The aircraft shall have OEM approved Instructions for Continued Airworthiness (ICAs) for the Water Scooper mission and the aircraft shall be in full compliance with all inspections, inspection compliance intervals and structural component life limits derived from those evaluations.

(4) Airworthiness Limitations based on the evaluations resulting from the above will be formally incorporated into the aircraft’s Airworthiness Limitations Section (ALS) of the ICA.

(5) Aircraft must be maintained in full compliance with the inspections, inspection compliance intervals and structural component life limits of the ICA while under contract.

(e) Equipment for conducting aircraft Operational Load Monitoring (OLM).

The Contractor shall meet either paragraph 1 or 2 below. Criteria for the OLM system are provided in H below.

(1) Aircraft shall be instrumented with contractor provided OLM which will be installed, calibration flights completed and deficiencies corrected prior to activation on contract. .

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(2) Contractor shall instrument aircraft with a government reviewed and approved OLM system. This system must provide to the government required and specified parameters in Table 1 in paragraph H below.

(3) If the OLMS system is inoperable or malfunctioning the aircraft operator shall have the problem corrected in 10 business days. If the problem is not corrected then the aircraft will be made unavailable until the OLMS is operating and properly recording data.

(f) Revisions to the OEM Inspection program (ICAs) and Airworthiness Limitations Section (ALS) to meet the Water Scooper mission as necessary.

(1) With reference to Water Scooper usage and data from the OLM, the Contractor shall, based on a minimum of 500 fleet hours or within the first two years of the contract, submit all collected data to the OEM for analysis and revision to the ICA’s and ALS if warranted by the OEM.

(2) Revised ICA’s shall be submitted to the FAA for approval based on the operation of the aircraft as a Water Scooper. The frequency of seeking revised ICA’s shall be as necessary to ensure structural integrity if warranted by the OEM to prevent catastrophic failure including fatigue separations. In seeking revised ICA’s, the Contractor shall use the data obtained in succeeding years from the OLM system and update ICA’s as necessary throughout the contract period. Copies of the complete package submitted to the OEM shall be sent concurrently to the CO.

(g) Contractor’s Quality Assurance program. The Contractor will:

(1) Have a quality assurance program as part of their FAA Part 145 Repair Station that is capable of ensuring adherence to the SIP, whether maintenance is performed in-house or by outside maintenance providers.

(2) Maintain trained maintenance technicians appropriately rated, certified or qualified to perform specialized quality assurance maintenance and inspections of the aircraft offered.

(3) Report damage, failures, or fatigue cracks or separations within 3 calendar days to the government. Repair/replacement procedures for these will be reported to the government once they are developed.

(4) Be responsible for any non-compliance with FAA published maintenance procedures and inspections.

Note: Failure to accomplish items identified in this exhibit will result in termination of this contract.

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(h) OLM System and Program:

(1) Criteria

To properly monitor the Water Scooper usage of a specific model aircraft, a complete instrumentation package and recording device are required. Accelerations (Nx, Ny, Nz) shall be recorded as close to the aircraft Center of Gravity as practicable.. Systems shall have functional and calibration flights recorded annually.

(2) Continuous Monitoring OLM Requirements

These are minimum system requirements for aircraft of a particular model in Water Scooper operation for continuous monitoring while in Water Scooper service. The instrumentation and equipment utilized must include all mechanical components required to measure the flight parameters listed. The system shall have detailed installation instructions, drawings and instructions for continued airworthiness (ICAs).

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The ICAs will also include an installation validation plan for system and scheduled calibration check due annually. The following are minimum required parameters to be recorded:

Table 1 Continuous Monitoring OLM Minimum Channel List
Channel Description	Number of Channels	Units	Sample Rate (Hz)	Record Rate (Hz)
1 Date and Time in GMT (GPS)	1 Analog	yyyymmdd_GMT	4 Hz	8 Hz
2 Latitude (GPS)	1 Analog	Degrees	4 Hz	8 Hz
3 Longitude (GPS)	1 Analog	Degrees	4 Hz	8 Hz
4 Altitude (GPS)	1 Analog	Feet	4 Hz	8 Hz
5 Ground Speed (GPS)	1 Analog	Knots	4 Hz	8 Hz
6 Vertical Speed (GPS)	1 Analog	Feet per Minute	4 Hz	8 Hz
7 Heading (GPS)	1 Analog	Degrees	4 Hz	8 Hz
8 Vertical Accuracy (VDOP)	1 Analog		4 Hz	8 Hz
9 Horizontal Accuracy (HDOP)	1 Analog		4 Hz	8 Hz
10 Normal Acceleration (NZ)[1]	1 Analog	G Force	32 Hz	32 Hz
11 Longitudinal Acceleration (NX) [1]	1 Analog	G Force	32 Hz	32 Hz
12 Lateral Acceleration (NY) [1]	1 Analog	G Force	32 Hz	32 Hz
13 Pitch	1 Analog	Degrees	32 Hz	8 Hz
14 Pitch Rate	1 Analog	Degrees per Sec.	8 Hz	8 Hz
15 Roll	1 Analog	Degrees	8 Hz	8 Hz
16 Roll Rate	1 Analog	Degrees per Sec.	8 Hz	8 Hz
17 Yaw Rate	1 Analog	Degrees per Sec.	8 Hz	8 Hz
18 Pitot Pressure	1 Analog	Inches Hg	8 Hz	8 Hz
19 Static Pressure	1 Analog	Inches Hg	8 Hz	8 Hz
20 Outside Air Temperature	1 Analog	Degrees C	8 Hz	8 Hz
21 Altitude (Static Pressure)	1 Analog	Feet	8 Hz	8 Hz
22 Cabin Pressure Differential	1 Analog	PSI	8 Hz	8 Hz
23 Indicated Airspeed (must be derived from Pitot / Static differential)	1 Analog	Knots	8 Hz	8 Hz
24 Equivalent Airspeed	1 Analog	Knots	8 Hz	8 Hz
25 True Airspeed	1 Analog	Knots	8 Hz	8 Hz
26 Avionics On/Off[2]	1 Discrete	Discrete	8 Hz	8 Hz
27 Engine Start (one engine oil pressure)[2]	1 Discrete	Discrete	8 Hz	8 Hz
28 Weight On Wheels[2]	1 Discrete	Discrete	8 Hz	8 Hz
29 Flap Position	1 Analog	Degrees	8 Hz	8 Hz
30 Speed Brake / Spoiler Position[3]	1 Analog	Degrees	8 Hz	8 Hz
31 Fuel Quantity	Manually Collected	Lbs.	8 Hz	8 Hz
32 Aircraft Gross Weight	Manually Collected	Lbs.	8 Hz	8 Hz
33 Tank Door Actuation (All Doors)[2]	1-8 Discrete	Discrete	8 Hz	8 Hz
34 Scooper Door/Fill Probe	1 Discrete	Discrete	8 Hz	8 Hz
35 Water Quantity	1 Analog	Lbs.	8 Hz	8 Hz

[1]	The Accelerometer must comply with the following requirements:

(1) Minimum 32 hz sample rate for peak detection.

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(2) Accelerometer shall be mounted directly to primary structure at the C.G.

(3) Accelerometer has a low pass anti-aliasing and noise reduction filter.

(4) The filter must not adversely affect signals occurring at frequencies of 8 hz or lower.

(5) The filter must maintain an adequate margin on the Nyquist frequency (16 hz).

[2]	For discrete channels: Off/Closed equals 0; On/Open equals 1.
[3]	Channel required, if applicable.

(i) The following are the minimum requirements for a Continuous Monitoring OLM system:

(1) Data Acquisition and Transmittal Requirements

The flight data recorder utilized for the data acquisition must be capable of recording all of the flight parameters. Recorders shall be capable of recording flight data for up to 100 flight hours without replacing the data capture media. Recorded data shall be compatible with Forest Service Data Library software solution.

(2) The Contractor’s OLM program shall:

(i) Identify the OLM system installation, calibration process, and frequency of recalibration;

(ii) OLM system shall be properly installed using its OEM recommended installation procedures.

(iii) Identify the location of the recording device of the OLM system. The system does not need to be crash survivable; however the Contractor shall consider the most crash survivable location within the aircraft with regard to fire and damage from a crash for the recording unit.

(iv) Identify the parts or measured parameters that are required to be operational for each flight.

(v) Contain procedures to assure the OLM system is fully functional for each flight, including all measured parameters;

(vi) Identify the specific parameters selected for recording with rationale for their selection.

(vii) Identify the location, purpose and use of the parameters selected. Parameters identified as being required for developing revised Instructions for Continued Airworthiness (ICA’s) shall be so identified and be given greater description as to their use;

(viii) Provided an explanation of the analysis of the data obtained from the aircraft OLM system;

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(iv) Contain procedures for the integration of the analyzed aircraft operational load data into the Contractor’s SIP;

(x) Define and provide a detailed explanation of the exceedance for each of the recorded parameters;

(xi) Thoroughly explain the Contractor’s definition of a structural exceedance. Structural exceedances may be single or multiple parameter exceedances;

(xii) Contain procedures to take (e.g. inspect, repair, or other maintenance action) when a structural exceedance occurs;

(xiii) Contain procedures for notification (timeliness and method) to the Government for all defined exceedances and the planned actions and timeline to complete them;

(xiv) Contain procedures for retrieval of the aircraft OLM data, analysis of the data, process for defining/deciding on a maintenance action, and implementation of the maintenance action; and

(xv) The contractor shall submit recorded data to the Forest Service Airworthiness Branch through the government defined process every 14 days while on contract. The Contractor shall provide copies of the recorded OLM data in a “.CDF” file format. All values in “.CDF” files shall be in engineering units. The CDF files shall include column header descriptions (including engineering units for the values in each column). Acceleration data shall be described as either incremental or total.

Reference / Publications

The following references / publications may be used to guide the Contractor in establishing a SIP. FAA Advisory Circulars (ACs) would be those listed or the latest revision.

1.	NTSB Safety Recommendations A-04-29, 30 and 31, 23 April 2004

2.	FAA Structural Management and Inspection Criteria for use on Large Airtankers for USDA & DOI, 28 May 2004.

3.	Blue Ribbon Panel: Federal Aerial Firefighting: Assessing Safety and Effectiveness, December 2002

4.	14 CFR, Code of Federal Regulations Aeronautics and Space

5.	FAA Order 8110.56A, Restricted Cat. Type Certification, September 30, 2008

6.	DOT/FAA/AR-05-035, Consolidation and Analysis of Loading Data in Firefighting Operations, October 2005

7.	DOT/FAA/AR-11/7, Usage and Maneuver Loads Monitoring of Heavy Air Tankers, March 2011

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8.	Mil-A-8866, Military Specification, Airplane Strength and Rigidity, Reliability Requirements, Repeated Loads and Fatigue, 18 May 1960.

9.	AC 91- 56B Continuing Structural Integrity Program for Large Transport Category Airplanes, 2008

10.	AC 91- 82A - Fatigue Management Programs for In-Service Issues, 2011

11.	AC 25.571-1D, Damage Tolerance and Fatigue Evaluation of Structure, 2011

12.	For information on CDF file format please view http://cdf.gsfc.nasa.gov/html/FAQ.html

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EXHIBIT 3 – FLIGHT EQUIPMENT

(a) The PIC shall ensure that the following flight equipment is current, operable, and accessible at the pilot station for each flight during the contract period:

Flashlight having at least two size “D” cells, or equivalent that is in good working order (14 CFR 91.503(a) (1)

Cockpit checklist shall contain as a minimum the following procedures:

1. Before Starting engines	6. Before Landing
2. Before Takeoff	7. After Landing
3. Climb/Cruise	8. Stopping Engines
4. Before water pick-up	9. Emergencies
5. Before Drop	10. After Drop
11. Engine Fire

(b) Appropriate current aeronautical charts, including reroute, terminal and approach. The minimum required to begin work under the contract is VFR and IFR coverage in the contiguous 48 states.

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EXHIBIT 4 – FIRST AID KIT AERONAUTICAL

Item Description	Passenger Seats 0 - 9	Passenger Seats 10 - 50
Adhesive bandage compresses (3 inches long)	8	16
Antiseptic or alcohol wipes (packets)	10	20
Bandage compresses, (4 inches)	4	4
Triangular bandage compresses, 40 inch (sling)	2	4
Roller bandage, 4 inch x 5 yards (gauze)	2	4
Adhesive tape, 1 inch x 5 yards (standard roll)	1	2
Bandage scissors	1	1
Body Fluids Barrier Kit:	1	1
2-pair of latex gloves
1-face shield
1-mouth-to-mouth barrier
1-protective gown
2-antiseptic towelettes
1-biohazard disposal bag

Notes:

Splints are recommended if space permits.

Kits must be in a dust-proof and moisture-proof container.

Kits must be readily accessible to the pilot(s) and crewmembers.

Kits may be commercially available types, similar in content, which are FAA approved for the appropriate number of pilots and crewmembers carried.

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EXHIBIT 5 – SURVIVAL KIT – AERONAUTICAL (LOWER 48 AND ALASKA)

LOWER 48

The contents shall include the following minimum items:

Item	Item
Knife	Signal Mirror

Signal Flares (6-each)	Matches (2-small boxes in waterproof containers)

Food (2-days emergency rations per occupant) (minimum of 1,000 calories per occupant per day)	Water (1-quart per occupant) (not required when operating over areas with adequate drinking water)

Space Blanket (1-per occupant)	Candles

Collapsible Water Bag	Whistle

Magnesium Fire Starter	Nylon Rope or Parachute Cord (50-feet)

Note: Location of survival gear on the aircraft must be addressed in the crewmember briefing prior to takeoff.

Note: Food expiration dates shall be clearly visible and shall not be exceeded.

Note: A means to purify water and a potable water container shall be available when water is not carried as part of the survival kit.

Suggested Survival Kit Items Dependent Upon Terrain and Climate:

Item	Item
Container w/carrying Handle or Straps	Individual First Aid Kit

Large Plastic Bags	Signal Panels

Flashlight with Spare Batteries	Hand Saw or Wire Saw

Collapsible Shovel	Sleeping Bag (1-per two occupants)

Survival Manual (Arctic/Desert)	Snowshoes

Insect Repellant	Axe or Hatchet

Insect Head net (1-per occupant)	Gill Net/Assorted Fishing Tackle

Personal ELT	Sunscreen

Note: The hand-held 720 or 760 channel VHF transceiver radio is recommended. It should be attached, or immediately accessible, to a crewmember rather than placed in the aircraft survival kit.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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ALASKA

The minimum equipment to be carried during the summer months
Food for each occupant sufficient to sustain life for one week
One axe or hatchet and one knife.
One small gill net and an assortment of tackle such as hooks, flies, lines, sinkers, etc.
Two small boxes/containers of matches (waterproof)
Mosquito repellant.
One mosquito head net for each occupant
One space blanket for each occupant
Signal equipment: (1) flares (six each) and (2) Signal mirror
50’ nylon cord.
Candles (5 each).
In addition to the above, the following items shall be carried from October 15 to April 1 of each year:
One pair of snowshoes.
One sleeping bag per two occupants.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 6 – AIRCRAFT MARKINGS

(a)	The IAB assigned Scooper/ “S” number shall be sized, positioned and colored as follows.

•	Water Scooper Aircraft Nose

•	The 3 number set shall be placed directly below the port and starboard cockpit windows.

•

The 3 number set, beginning with 2 shall be in a block type (similar to Arial, Calibri or Helvetica) font the stroke must be least 4” wide and no more than 5” wide. The width of the single number shall be 16” wide. The height of each single number shall be 24” tall.

•	The 3 number set shall contrast with the primary paint color scheme.

•	The 3 number set shall be placed directly below the port and starboard cockpit windows.

•	Upper and Lower Wing 3 number set locations

•	Port Wing Top. The 3 number set shall be placed inboard of the port winglet.

•	Starboard Wing Bottom. The 3 number set shall be placed inboard of the wingtip float

•

The 3 number set, beginning with 2 shall be in a block type (similar to Arial, Calibri or Helvetica) font the stroke must be least 6” wide and no more than 7” wide. The width of the single number shall be 24” wide. The height of each single number shall be 36” tall.

•	The 3 number set shall contrast with the primary paint color scheme.

The number shall not interfere with the aircraft’s registration “N” number.

(b) The aircraft shall be painted with high visibility paint, which contrasts with the primary paint color scheme. High visibility paint shall be applied to the minimum areas as outlined below:

(1) Nine square feet from the outboard tips inboard on the upper and lower surface of the wings.

(2) Six square feet from the outboard tips inboard on the upper and lower horizontal stabilizer surface.

(3) Six square feet from upper portion downward on both sides of the vertical surface of the rudder assembly or aircraft structure immediately adjacent to the tail assembly.

(4) Contrasting paint(s) shall be applied to the camber side of the propeller blade tips. At a minimum, the area from the tip to approximately six inches inboard on each blade shall be contrasting.

(c) All liquid filler openings shall be marked near each opening with the identity of the fluid, the octane rating or grade, if applicable, and the amount in U.S. quarts or gallons.

(d) The following list of weights and volumes shall be painted on the outside of the aircraft in a location readily visible to the loading crews:

•	Land Fill Maximum Water U.S. Gallons and weight. (Weight shall be based on 8.34 pounds per gallon)

If maximum is the tank capacity the limit identified shall be a weight and volume that does not allow water to exit tank vents.

The operator may identify additional limitations or capacities.

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(e) A system shall be incorporated into the aircraft that identifies the limits identified above to the loading crews. The system shall be automatic and not require communication from the flight crew. Examples of systems: Indicator lights that illuminate when a predetermined limit is met, digital volume displays, or LED light bars.

(f) RESERVED

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EXHIBIT 7 – ALASKA OPERATIONS

(a) General

Performance under this contract requires that the Contractor use military airfields within the State of Alaska as either reporting or alternate base. As a condition of this use, the Contractor must comply with the following requirements imposed by the DOD. The following forms must be completed and submitted to the CO:

Civil Aircraft Landing Permit, DD Form 2401

Civil Aircraft Certificate of Insurance, DD Form 2400

Civil Aircraft Hold Harmless Agreement, DD Form 2402

(b) Civil Aircraft Landing Permit, DD Form 2401, and Civil Aircraft Hold Harmless Agreement, DD Form 2402.

(c) Civil Aircraft Certificate of Insurance, DD Form 2400

Contractor shall be required to submit a DD Form 2400, Civil Aircraft Certificate of Insurance within ten calendar days after receipt of contract award or the award of a subsequent option period. The minimum limits required to be carried during the performance of this contract are specified below.

(d) Insurance Requirements

Minimum aircraft liability coverage requirements for privately owned business or commercial aircraft (including passengers)

Army Regulation 95-2
Rule No.	If The MGTOW Is	Then For	The Minimum For Bodily Injury Is		The Minimum For Property Damage Is	The Minimum Liability For Passengers Is
1	12,500 Pounds and Under	Each Person/ Each Accident	$ $	100,000 200,000	$100,000	$100,000/ $100,000 X 75% X Number of Passenger Seats
2	Over 12,500 Pounds	Each Person/ Each Accident	$ $	100,000/ 1,000,000	$1,000,000	$100,000/ $100,000 X 75% X Number of Passenger Seats

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(e) Conduct and Regulations

(1) The Contractor and its employees are expected to adhere to the rules of conduct and regulations prescribed by the military installation Commander applicable to civilians entering or doing business with the Government on military installations. The contractor and its employees shall be required to maintain automobile insurance on company and personal owned vehicles that are used on the military installation.

(2) The minimum vehicle insurance levels are those prescribed by the State of Alaska. A certificate of insurance is required for entry to Fort Wainwright. Vehicle operators shall be prepared to show proof of insurance upon request of the military or BLM personnel.

(3) Contractor shall submit the vehicle identification number (VIN) for all restricted Bureau of Land Management vehicles to the Contract Officer 10 days prior to award or when such vehicles are presented to the site. The Government will reserve the right to require insurance on the restricted ramp site vehicles.

(4) The Government will issue Fort Wainwright base vehicle passes. Passes are available at the Fort Wainwright front gate, Army Vehicle Registration Office. A driver’s license, current registration, and auto insurance must be presented to the Provost Marshal’s Office to obtain the pass.

(f) Government Identification Cards

(1) Contractor employees who are assigned to operate in and out of Fort Wainwright, Alaska, may be issued a U.S. Government Identification Card. The Bureau of Land Management, Alaska Fire Service, will issue the card. The card will be clearly marked as “Contractor Employee” and include the name of the contractor they are employed by. This Identification Card is the property of the U.S. Government.

(2) Identification cards shall be returned to the COR upon request. Cards shall also be returned to the COR upon the employee’s release either at the end of each exclusive use period or upon permanent dispatch to an alternate base.

(3) The Government may withhold payment to the contractor until such time as all cards have been turned in.

(4) Contractor Employee Background Investigation. Contract employees who are assigned to operate in and out of Fort Wainwright, Alaska, may be subject to a background investigation by the Government. This background investigation shall be at the expense of the Government. At the request of the CO, the Contractor shall submit information on each employee to facilitate this investigation. Failure to provide such information or upon receipt of an unsatisfactory background check, the employee shall be denied access to Fort Wainwright or other Federal installations. The contractor agrees to replace employees who refuse to provide information, or those who, in the Government’s opinion, result in an unsatisfactory background check.

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(g) Weapons

All weapons in the aircraft survival kit shall be registered with the Fort Wainwright Provost Marshal.

(h) Space (Fort Wainwright)

(1) The Government will assign the Contractor a limited amount of space on or adjacent to the aircraft/fire suppressant material ramp for supporting its aircraft. The space is limited and will be apportioned based upon the number of aircraft furnished by the Contractor, as well as the total space available for this purpose. Only serviceable spare parts and support equipment will be permitted to be stored in this area. The Contractor will be required to keep their designated area clean and orderly. All items must be properly stored and/or disposed. The use of this space is limited to the direct support of the contract aircraft. No other use is permitted.

(2) The Contractor shall be required to comply with all State, Federal and local Environmental Protection (EPA) laws and regulations as well as those prescribed by the military installation Commander in the handling, storage, transportation, utilization and disposal of hazardous materials and waste such as oil solvents, etc. At the time of space assignment, the Contractor shall designate an individual responsible for hazardous waste management.

(3) Occupancy of the space shall be limited to a period not to exceed 5 calendar days prior to and after the exclusive use period stated in the schedule or as established in the Notice to Proceed. Storage of a limited number of items outside this time period (i.e., winter) shall only be permitted with the written permission of the Airtanker Base Manager. In the event that the Government terminates the contract, all items must be removed within 5 calendar days notice, or as otherwise agreed upon. At the end of the contract term, all Contractor equipment, supplies, automobiles, and aircraft must be removed within 5 calendar days after the end of the exclusive use period.

(4) All usage of the assigned area is subject to the approval of the AIRTANKER BASE MANAGER.

(5) The Government assumes no responsibility/liability for loss of or damage to the Contractor’s equipment stored at the site.

(i) Government-Furnished Fuel

The Contractor shall use Government furnished fuel throughout performance unless directed otherwise by the CO.

(j) Fuel Servicing

(1) The Government will furnish, transport, and store all aircraft fuel. The Contractor shall use Government-furnished fuel throughout performance unless directed otherwise by the CO or his authorized representative.

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(2) Grades of Government-furnished fuel vary from location to location and the Contractor shall use the grade available. The appropriate type of fuel (Avgas or Jet Fuel) in one of the following grades will be available at each location:

AVGAS	JET FUEL
80	Jet A
100/130	Jet A-50
100	JP 4
JP-8

(3) All other fluids shall be furnished and transported by the Contractor.

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EXHIBIT 8 – US GOVERNMENT AIR CARD FUEL PROGRAM

Process and Controls for US Government Aviation In-to-Plane Reimbursement (AIR) Card Program

The Forest Service (FS) has established accounts with Defense Logistics Agency (DLA) to provide government purchased Jet A fuel in airtankers under exclusive use or call when needed contract. Administrative processes and controls are described for the US Government AIR Card issued by DLA to the FS. Direction from DLA will determine which set of Forest Service related AIR Card business practices will apply.

Forest Service as AIR Card “User”

(a) The Forest Service will assign an AIR Card Accountable Official (AO) to coordinate fuel purchases. The AO will possess and administer AIR Cards. The AO will provide services as a centralized point of contact to coordinate with contract aircrews and local FBO’s for fuel upload into contract aircraft.

OR

Contractor as AIR Card “User”

(a) Contract Aircrews will carry an assigned AIR Card onboard aircraft. Where possible and appropriate, the contractor will first attempt to use the AIR Card to purchase fuel. The AIR Card is the sole property of the US Government and all terms and conditions for use are set by the Defense Logistics Agency (DLA) under their “In-to-Plane” fuel contract program. Contractors will be held liable for misuse of the AIR Card.

(b) AIR Card Users will: review the Government AIR Card User Training provided by the Forest Service DLA Card Program Manager, read the US Government and Forest Service AIR Card User Guides, and read and sign the Statement of Understanding (SOU)and return it to the Accountable Official (AO).

(c) AIR Card will be returned to the AO at the end of each year of the contract.

Common Direction for Forest Service as AIR Card “User” and Contractor as AIR Card “User”

(a) AIR Card purchased fuel is intended for revenue flight while performing under contract. The AIR Card shall NOT be used for fuel purchased for non-revenue flights. The aircraft will normally be fueled to the level prior to the start of the non-revenue flight using the contractor’s method of payment.

(b) Should the Contractor consume fuel for operations not specifically directed by the Government, the Contractor shall either deduct the cost of fuel burned using the average fuel consumption rate of the aircraft times the current rate of fuel at the location of the aircraft, or shall return the aircraft back to the Government after the flight at a fuel level equal to that fuel level at the time the aircraft initiated the flight for the Contractor’s benefit.

If necessary, the average burn rate for the aircraft type shall be used along with the flight duration and average cost for fuel to determine a reduction in contract payment.

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(c) Contractors shall have and maintain a second way to pay for fuel (company credit card, purchase order, etc.) when the AIR Card is either not appropriate for use or not accepted by the fuel provider. Not all airtanker base locations accept the AIR Card. Should the fuel card not be accepted at the location where the aircraft is fueled, the Contractor shall retain fuel tickets (receipts) for the cost of all fuel purchase and shall provide a copy of those fuel tickets to the COR. Cost for fuel shall be entered into IBS for reimbursement at actual cost.

(d) Services other than fuel upload will not be purchased on the AIR Card. Items other than fuel will be purchased using the contractor’s means of payment.

(e) Contractors shall not accept gratuities or other gifts from fuel suppliers.

(f) Water Scoopers will begin operations with an established amount of fuel documented in the Incident Business System. Upon return to the home base after being released, the difference shall be paid in IBS as a credit or a charge depending on that difference.

(g) All fuel quantities (gallons) shall be documented in IBS in the remarks section for the day on which it was purchased.

(h) An Airtanker Fuel Log containing fuel purchase information shall be maintained in the aircraft and the original forwarded to the AO at the end of each year of the contract. The information in the log shall include as a minimum; date of purchase, the sortie description or fire number on which the fuel was used, location where the fuel was purchased, gallons received, retail price per gallon at point of sale, if known the contract fuel price per gallon and type of purchase, the estimated total volume in pounds (or gallons) on the aircraft at the completion of fueling, and the contractor representative’s or pilot’s last name.

(i) The airtanker line item COR and the AO shall receive copies of the fuel receipts and fuel log upon request and at a minimum, the 1st and 16th of each month. Scanned PDF copies of receipts and logs are the preferred method of document transmittal to the COR and AO. Faxed receipt and log copies are acceptable. The contractor should retain copies of the original receipts and the be sent to the AO after the end of each year.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Statement of Understanding - AIR Card Program

U.S. Government Aviation Into-Plane Reimbursement (AIR) Card Program

Card User Statement of Understanding (SOU) for AIR Card Users

I certify that I have read the “U.S. Government AIR Card User Guide”, the “US Forest Service AIR Card User Guide, and have completed the AIR Card User Training. I understand that I am authorized to use the AIR Card only for approved Jet A fuel charges for aircraft while under an exclusive use contract with the US Forest Service.

I understand that the issuance of this U.S. Government AIR Card is an extension of the Contractor-Government relationship and that I am being directed to (initial each item):

☐	- Abide by all rules and regulations with respect to the AIR Card.

☐	- Not accept gratuities or gifts from AIR Card fuel suppliers.

☐	- Use the AIR Card only for fuel purchases associated with this contract.

☐	- Notify the AO, COTR, or CO of any problems with respect to my usage of the AIR Card.

☐	- Notify the AO, COTR, or CO immediately if I find that the AIR Card is lost or stolen.

I acknowledge the right of the Government to revoke or suspend my AIR Card privileges if I fail to abide by the terms of this contract. By extension, as an Air Card User and contractor’s representative I am considered accountable and may be held liable to the Government for improper use of the AIR Card.

NOTE: AOs will not authorize usage of an AIR Card unless the card user signs this Statement of Understanding and receives training as mandated by the DoD 4140-M, Chapter 16.

Signed By
(Card User’s Signature)
Signed By
(Card User’s Printed Name)
Signed By
(AO Signature)
Signed By
(AO Printed Name)

CO: Matt Olson (208) 387-5835 matthew.olson@usda.gov

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 9 – AIRTANKER FUEL LOG

Tanker Number

Date	Fire No	Airport	Gallons Serviced	Retail Cost/Gal	Contract Cost/Gal	Type*	Total Volume after Servicing#
7/6/2015	P6ZZZZ	B0I	300	$4.95	$3.00	D	7500 lbs

*	Type = (D=DoD, C=Contract, N=Non Contract. V=Vendor Purchase (FS to reimburse Vendor purchased fuel through ABS)
#	Annotate Pounds or Gallons

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 10 – Safety Management System (SMS) Components Questionnaire

NOTE: Under the heading OFFEROR ACTION REQUIRED the documentation provided must describe the policy or process used to meet the standard. To provide evidence of implementation in company operations a copy of a certificate of SMS audit serves as evidence; or a copy of a “self-validated” SMS audit will suffice.

If no action is stated, simply mark the column with a Y, N or N/A where applicable.

(4 pages)

SAFETY MANAGEMENT SYSTEM COMPONENTS			Y	N	NA	OFFEROR ACTION REQUIRED
	IS-BAO Element	Standard
	3.2.1	Safety Policy and Objectives

1	3.2.1c	Are key safety personnel appointed? Is there an identified trained Aviation Safety Manager?				Describe and provide evidence.

2	3.2.1d	Do you have an internal emergency response plan?

	3.2.2	Safety Risk Management:

3	3.2.2	Does the company have a Risk Management Policy?

4	3.2.2a,b

Has the company developed and maintained a Risk Management Process to:

Identify Hazards

Risk Analysis (Exposure)

Risk Assessment (Severity and likelihood)

Decision Making (Mitigations)

Validation of Control (Controls effective)

Describe and provide evidence.

5	—	Does the company have Operational Risk Management (ORM) Worksheet				Describe and provide evidence.

6	—	Is there a process to elevate the risk decision outcome? I.e. Chief Pilot? CEO?				Describe and provide evidence.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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SAFETY MANAGEMENT SYSTEM COMPONENTS			Y	N	NA	OFFEROR ACTION REQUIRED
	IS-BAO Element	Standard
	3.2.3	Safety Assurance:

7	3.2.3a,b,c	Has the company developed and maintained a means of: monitoring and measuring safety performance, identifying and managing organizational changes that may affect safety, ensuring continual improvement?				What action has your company taken and/or plans to facilitate change? Describe and provide evidence.

	3.2.4	Safety Promotion:

8	3.2.4a,b	Has the company developed and maintained a formal means of safety communication (like SAFECOM)?				Briefly describe technology your company has acquired to facilitate communication with deployed pilots. Describe and provide evidence

9	3.2.4b	Are there lessons-learned developed from incidents/accidents? Were they shared with the company personnel?

10	—	Is a Safety Award system in place?

	3.3	Compliance Monitoring

11	3.3.1	Have operations (internal or external) audits been conducted in this past field season?				Describe and provide evidence.

12	3.3.1	Are the audits documented?

13	—	Is there an Action Plan (AP) developed from the audits?

	3.4	Flight Data Analysis

14	3.4.1	Does the company have a Quality Assurance Program?				Describe and provide evidence.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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SAFETY MANAGEMENT SYSTEM COMPONENTS			Y	N	NA	OFFEROR ACTION REQUIRED
	IS-BAO Element	Standard
	4.1	Organization and Personnel
15	4.1.1	Does the company have an organizational structure (organizational chart) that clearly defines duties, authorities and accountabilities?				Describe and provide evidence.

16	4.1.2	Where the company has more than one operating base, has the management structure addressed the management responsibilities at each location?

	4.3	Crew Member Qualifications

17	4.3.1a,b, c,d	Are there procedures to ensure that all aircraft crewmembers: hold valid licenses and certificates to include medical certificates; meet all currency requirements; and have fulfilled the company’s training and proficiency requirements?				Briefly describe your program for qualifying your pilots to fly the aircraft and how do you evaluate pilot performance? Describe and provide evidence.

	4.4	Maintenance Personnel Qualifications

18	4.4.1	Do the maintenance personnel hold the licenses and ratings required by the FAA?

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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SAFETY MANAGEMENT SYSTEM COMPONENTS			Y	N	NA	OFFEROR ACTION REQUIRED
	IS-BAO Element	Standard
	5.1	Training Programs
19	5.1.1	Does the company have a training program that ensures personnel are trained and competent to perform their assigned duties?				Do you train your pilots and mechanics, both initially and annually, on the requirements of the contract? Describe and provide evidence.

20	5.1.2 5.1.3 5.1.6	Does the company have a separate training program for: pilots, maintenance personnel, fuelers / truck drivers?				Describe and provide evidence.

	9.1	Maintenance Control System

21	9.1.1	Does the operator have a maintenance control system that is appropriate to the type and number of aircraft operated and the manner in which maintenance is conducted?				Briefly describe your home base maintenance program. In-house or sub-contracted? Inspection program is to what standard (137, 91 or 135)? Facility FAA or manufacturer certified? Provide evidence.

22	9.2.2	Has the operator included provisions in the company operations manual for flight crew to obtain maintenance services when away from home base?

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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SAFETY MANAGEMENT SYSTEM COMPONENTS			Y	N	NA	OFFEROR ACTION REQUIRED
	IS-BAO Element	Standard
	10.1	Company Operations Manual

23	—	Does the Operations Manual contain a flight operations and aircraft maintenance policy?

24	10.2	Does the manual contain an operational control system and SOP’s?

25	—	Is the manual approved by management (CEO)?

26	10.1	Is the manual amended or revised as necessary to ensure that the information contained in it is kept up to date?

27	10.1	Have the employees been trained on the manual?

28	—	Does the manual reflect the type operation that is being contracted for?				Describe and provide evidence.

	11	Emergency Response Plan

29	11.1	Is there a current Accident / Emergency Plan available to all employees?

30	11.5	Are personnel who have a role in the emergency response plan trained in their role, and is the plan exercised periodically in order to test its integrity?

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 11 – DEFINITIONS AND ABBREVIATIONS

As used throughout this contract, the following terms shall have the meaning set forth below:

Administrative Base- The location from which Government provides contract management oversight through the line item COR.

Alert Status- A status subject to flight and duty limitations, in which the Contractor has 1 hour to return to standby if ordered to do so by the CO.

Amphibious Water Scooper- Suppression aircraft that can land on water or land and that can engage in water scooping operations for the purpose of dispensing water on wildfires.

Assigned Work Location - The location assigned by the Government from which an ordered flight will originate.

Call-When-Needed- A term used to identify the furnishing of services on an “as needed basis” or “intermittent use” in government procurement contracts. There is no guarantee the Government will place any orders and the Contractor is not obligated to accept any orders. However, once the Contractor accepts an order, the Contractor is obligated to perform in accordance with the terms and conditions stated herein.

Civil Twilight- Begins in the morning, and ends in the evening when the center of the sun is geometrically 6° below the horizon. Most often used in Alaska rather than the lower 48 states.

Clock time- Commences when an aircraft starts its take-off roll and ends when the aircraft has finished taxiing to parking.

Contractor- An operator being paid by the Government for services.

Crewmember- A person assigned to perform duties in an aircraft during flight time.

Empty Weight- Empty weight is determined using weight and balance data. Subtracting the Empty Weight from the Maximum Gross Weight generally yields the weight available for crew and optional items, payload, and fuel/fluids. It is determined by actual weighing of the aircraft without fuel/fluids, payload, crew or optional items.

Federal Aviation Regulations- Rules and regulations contained in Title 14 of the Code of Federal Regulations.

Ferry Flight- Movement of the aircraft under its own power from point-to-point without passenger(s) or payload.

Flight Crew- Those Contractor personnel required by the Federal Aviation Administration to operate the aircraft safely while performing under contract to the Government.

Fully Operational- Aircraft, Flight Crewmembers, other personnel, repairs, operating supplies, service facilities, and incidentals necessary for the safe and effective mission operation of the aircraft both on the ground and in the air.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Gross Weight- The loaded weight of an aircraft. Gross weight includes the total weight of the aircraft (Empty Weight), the weight of the fuel and oil, the weight of crew and optional items, and the weight of the entire load it is carrying.

Incident with Potential- An incident that narrowly misses being an accident and in which the circumstances indicate serious potential for substantial damage or injury.

Maintenance Deficiency- An equipment defect or failure which affects or could affect the safety of operations, or that causes an interruption to the services being performed.

Maximum Gross Weight- Maximum gross weight is the absolute maximum allowable weight (crew, passengers, fuel, oil, fluids, payload, and special equipment) as established by the manufacturer and approved by the Federal Aviation Administration.

Mission Use -The use of an aircraft that in itself constitutes discharge of official Forest Service responsibilities. Mission flights may be either routine or emergency, and may include such activities as lead plane, smokejumper/Para cargo, aerial photography, mobilization/demobilization of emergency support resources, reconnaissance, survey, and project support. Mission flights do not include official travel to make speeches, attend conferences or meetings, or make routine site visits.

Mountain Flying- Conducting flight operations that require special techniques including take offs and landings at locations with 5,000 feet above sea level or greater pressure altitudes, at temperature ranges above 75 degrees F, and or limited and unimproved airstrips.

Night Operations- For ordered flight missions that are performed under the contract, night shall mean: 30 minutes after official sunset to 30 minutes before official sunrise, based on local time of appropriate sunrise/sunset tables nearest to the planned destination or operation.

Occupant- Any crew or passenger that is aboard an aircraft.

Operating Agency- An executive agency or any entity thereof using agency aircraft, which it does not own.

Operational Control- The condition existing when an entity exercises authority over initiating, conducting or terminating a flight.

Operator- Any person who causes or authorizes the operation of an aircraft, such as the owner, lessee, or bailee of an aircraft.

Passenger- Any person aboard an aircraft who does not perform the function of a flight crewmember or crewmember.

Payload- Maximum gross weight minus empty weight, crew, fuel/fluids, and optional items.

Pilot-In-Command (PIC)- The Pilot responsible for the operation and safety of the aircraft during the time defined as flight time.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Point-to-Point- Aircraft operations between any two geographic locations operationally suitable for takeoff and landing (airport to airport). A flight to a designated or defined backcountry airstrip does not constitute a point to point flight.

Precautionary Landing- A landing necessitated by apparent impending failure of engines, systems, or components, which makes continued flight inadvisable.

Principal Base of Operations- The primary operating location of a 14 CFR 121, 133, 135 or 137 certificate holder as established by the certificate holder.

Principal Structural Elements (PSE’s)- PSE’s are those described in FAA AC 25.571C, Damage Tolerance and Fatigue Evaluation of Structure.

SafeCom- Used to report any condition, observance, act, maintenance problem, or circumstance, which has potential to cause an aviation related mishap. The purpose of the SAFECOM form is not intended to be punitive in nature. It will be used to disseminate safety information to aviation managers, and also to aid in accident prevention by trend monitoring and tracking. See www.safecom.gov

Special Mission Aircraft- Aircraft approved for other than point to point only missions. Transportation is limited to personnel required to carry out the special mission of the aircraft.

Special Missions- Aviation resource mission in direct support of incidents, i.e., air tactical, fire reconnaissance, resource reconnaissance, all-risk, and other missions requiring special training and/or equipment.

Useful Load- The maximum allowable weight (passengers and/or payload) that can be carried in any one mission. For Water Scoopers, the Useful Load is the Payload.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Abbreviations
AB	Administrative Base
A&P	Airframe & Powerplant (Mechanic)
AC	Advisory Circular
ACCO	Air Carrier/Commercial Operator
AD	Airworthiness Directive
AFF	Automated Flight Following
AHO	Altitude Height Above Obstacles
AIR Card	Aviation Into Plane Reimbursement Card
AMD	Aviation Management Directorate
AO	Accountable Official (for AIR Card)
ASM	Aerial Supervision Module
ASP	Aviation Safety Plan
ATC	Air Traffic Control
ATGS	Air Tactical Group Supervisor
AKC	Airtanker /Water Scooper Co-Pilot
AKI	Initial Attack Airtanker/Water Scooper Captain
AKP	Airtanker/Water Scooper Captain
AKTP	Initial Airtanker/Water Scooper Training Pilot
ATP	Airline Transport Rating
AWL	Assigned Work Location
BIA	Bureau of Indian Affairs
BLM	Bureau of Land Management
CAB	Civil Aeronautics Board
CG	Center of Gravity
CO	Contracting Officer
CFR	Code of Federal Regulations
COR	Contracting Officer’s Representative
CRS	Certified Repair Station
CVR	Cockpit Voice Recorder
CWN	Call-when-Needed (Contract)
DLA	Defense Logistics Agency
DM	Degrees Minutes
DME	Distance Measuring Equipment
DOI	Department of the Interior
DOT	Department of Transportation
ELT	Emergency Locator Transmitter
EPA	Environmental Protection Agency
ETA	Estimated Time of Arrival
FAA	Federal Aviation Administration
FAR	Federal Acquisition Regulations
FE	Flight Engineer
FAM	Fire and Aviation Management
FPMR	Federal Property Management Regulations
FSS	Flight Service Station
GFP	Government Furnished Property
GPM	Gallons-Per-Minute
GPS	Global Positioning System
IATB	Interagency Airtanker Board

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 12 – DEPARTMENT OF LABOR WAGE DETERMINATION Information

This solicitation includes Department of Labor (DOL) wage determinations as identified below. In order that this solicitation may be accessed electronically, the following DOL wage determination information has been extracted from the wage determination(s) listed below and identifies the occupations of service employees that would typically be employed on this type of a solicitation. This information should be considered when submitting an offer. The DOL wage determination information identified herein will be included in the awarded contract with complete copies of the wage determinations being provided to the successful Contractor. To receive the wage determinations in their entirety, please contact the issuing office at 208-387-5835 or submit a written request to matthew.olson@usda.gov

DOL WAGE DETERMINATION NO. 1995-0222, REV. 51 DATED 02/26/2020

Area:	Nationwide

Applicable Occupation: Airplane Pilot		Minimum Hourly Wage: $30.90

Applicable Occupation: First Officer (Co-Pilot)		Minimum Hourly Wage: $28.05

DOL WAGE DETERMINATION NO. 1999-0221, REV. 50 DATED 02/26/2020

Area:	Continental U.S.

Occupation:	Aircraft Mechanic I

Minimum Hourly Wage:	$32.05

FRINGE BENEFITS REQUIRED AND APPLICABLE FOR EACH OCCUPATION IDENTIFIED ABOVE

WD 1999-0222 Rev. 51

1. HEALTH & WELFARE: $4.54 per hour

2. VACATION:	2 weeks paid vacation after 1 year of service with a contractor or successor, 3 weeks after 5 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)

3. HOLIDAYS:	A minimum of ten paid holidays per year: New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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WD 1995-0221 Rev. 50

1. HEALTH & WELFARE: $4.54 per hour

2. VACATION:	2 weeks paid vacation after 1 year of service with a contractor or successor, 3 weeks after 10 years, and 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with the predecessor contractors in the performance of similar work at the same Federal facility. (See 29 CFR 4.173)

3. HOLIDAYS:	A minimum of ten paid holidays per year: New Year’s Day, Martin Luther King Jr.’s Birthday, Washington’s Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174)

CONFORMANCE PROCESS - If the offeror intends to employ a class of service employee that is not listed above, the offeror should immediately contact the issuing office of this solicitation and request a complete copy of the wage determinations. The offeror can then view the wage determinations in their entirety and if needed can make a request for authorization of an additional classification and wage rate through the conformance process as set forth in the wage determinations.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 13 – AIRCRAFT RECORDS AND MANUAL

The following aircraft records and manuals shall be available to Agency inspectors:

(a) Current airframe and engine maintenance records that contain at least the information required in Federal Aviation Regulation 91.417 shall be available at the Contractor’s Base. Airframe engine and propeller records with the current status of overhaul, life-limited components and Airworthiness Directives, as well as the maintenance performed throughout the contract period, shall be onboard each contract aircraft at all times.

(b) Aircraft Daily Flight and Maintenance Log

(1) An aircraft Daily Flight and Maintenance Log will be maintained for each aircraft used on contract. The Daily Flight and Maintenance Log form illustrated in Exhibit 14 is only a sample, but illustrates the minimum requirements.

(2) This form or similar log must contain the following minimum information:

(i) Name of the Contractor

(ii) Date

(iii) Aircraft Identification Number

(iv) Tanker Number

(v) Flight Crew

(vi) Departure and destination each flight

(vii)Takeoff and Landing time each flight

(viii) Elapsed time each flight

(ix) Total time each date a flight is completed

(x) Total aircraft time

(xi) Purpose of each flight (i.e., ferry, maintenance, crew training, revenue, etc.)

(xii)Recording of fuel and oil added and total fuel on board after each refueling (xiii) Space for recording discrepancies as they occur during each flight

(xiv) Space for corrective action taken on discrepancies. (Serial numbers of major components removed and replacements will be recorded in this section. Copies of the change records must be kept with the aircraft daily records.)

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(3) A log sheet entry is required any day a flight is performed regardless of the purpose. One copy of each completed log sheet will be maintained at the Contractor’s principal base of operations and will be made available to the Forest Service Audit Representative(s) and the National Scooper Inspection Team. Copies of log pages will be duplicated and/or duplicate pages will be removed and sent to the Contractor’s principal base of operations for each 7 day period or 48 flight hours whichever occurs first.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 14 – AIRCRAFT FLIGHT & MAINTENANCE LOG     – SAMPLE –

CONTRACTOR:	PILOT	SECOND-IN- COMMAND	OTHER CREW
	TRAINER NUMBER	N NUMBER	AIC TYPE & MODEL	DATE:

TYPE FLIGHT	FROM	TO	TAKE OFF TIME	LANDING TIME	TOTAL THIS FLIGHT	TYPE FLIGHT LEGEND:
						AO – All Others not covered below AC – Aborted Revenue Cancelled	FM – Ferry for Maintenance MT – Maintenance Test Flight
						AR – Aborted Revenue due to mechanical CT – Crew Training	RF – Revenue Forest Service Contract
						FO – Ferry to/from Base or between Bases	RO – Revenue from all Other flights

NEXT INSPECTION DUE	FUEL & OIL RECORD
	FUEL	TOTAL FUEL	OIL ADDED

TYPE	ADDED	ON BOARD	Engine #1 #2 #3 #4

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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AIRCRAFT TOTAL TIME
AIRCRAFT TOTAL TIME
BROUGHT FORWARD
THIS DATE
TOTAL FLIGHT TIME THIS DATE	CARRIED FORWARD
DISCREPANCIES AND AUTHOR’S INITIALS	CORRECTIVE ACTION	MECHANIC’S SIGNATURE

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EXHIBIT 15 – AIRTANKER INSPECTION FORM

Revised 1-99

Contractor:		Contract Number:
FAA 137 Cert. Number:	Issued By:	Item Number:
FAA PMI :	FAA POl:
Aircraft Make/Model/Series:		Administrative Base	Agency
N-Number:	Tanker #:
Serial Number:	Year of MFG:

Airworthiness Cert.:	Category:	Approved Maintenance Program (91.409)	☐ Yes ☐ No
Maintenance Manual Revision Date:		Fire Ext. Min 2-1/23	☐ Yes ☐ No
Date Last Weighed:		Quick Reference Load Charts	☐ Yes ☐ No
Flight Manual Revision Date:		Contract on Board Tanker	☐ Yes ☐ No
Flight Charts Available: ☐ IFR ☐ VFR		Cockpit Checklists	☐ Yes ☐ No
Coverage Area:

Total Airframe Time (TAT):		Max. Gross Take-Off Weight:
Last Airframe Inspection Date:	Type:	Time:
Propeller Make & Model		Max. Landing Weight:
Engine Make & Model:		Zero Fuel Weight:
Fuel Type Engine Rater Power:		Contracted Payload Weight:
Fuel Burn/Hr:		Normal Operating Weight:

Component Statistics	1	2	3	4
Engine Serial Number
Date Installed
Engine Time Since Overhaul
Propeller Serial Number

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Propeller Overhaul Date
Turbine Efficiency

Flight Crew	Captain:	Flight Engineer:
	Copilot:	Mechanics:

Remarks

☐ Inspected with Discrepancies	Signature:	Date:
(See Attached List)

☐ Discrepancies corrected	Signature:	Date:
(See Attached List)

☐ Inspected with Discrepancies	Signature:	Date:

☐ Approved	Signature:	Date:

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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EXHIBIT 16 – AIRCREW TRAINING FORM

Name (Captain)		Location		Fire Name		Tanker #	Date

Name (Copilot)		Location		Fire Name		Tanker	Date

N-Number	Flight Time	Crew Position
		☐ PIC	☐ Trainee	☐ Recurrent	☐ Annual	☐ Initial

Training; S=Satisfactory, U=Unsatisfactory, NE=Not Evaluated

Preflight		Training 1	Training 2	Tactics (Low Level)		Training 1	Training 2
Preflight Inspection				Aircraft Separation

Aircraft & Radio Set-up				Join-up/ Formation

Preparation/Organization				Drop Pattern

Use of Checklists				Right Ha nd Pattern

Performance				Approach to Target (Line-up_

Weight & Balance				Over the Target (Airspeed)

Drop Accuracy

Exit Path(s)

Enroute				Maneuvering / Bank Angle

Situational Awareness				Airspeed Control

Flight Following				Radio Usage

TFRs				Drop Evaluation

Special Use Airspace				Coordination with other Resources

Knowledge of Environment				Jettision during Emergency Condition

Approaching the Fire

Collision Avoidance				General

Predrop Checklist/Aircraft Readiness				Use of Checklists

Judgment

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

Initial Tactics Recon	Emergency procedures

Fire Traffic Area (12 mile Check-in)	Verbal Skills

Traffic Awareness in Fire Environment	Mountain Flying Knowledge

Fire Size up	Mountain Flying Skills

High/ILow Reconnaissance	Situational Awareness

Risk Assessment Go/No-Go Dedsion	CRM/Teamwork

Tactical Briefing	Low Level Opns

Target description

Start Point

Hazards

Exit

Remarks (Any above Average, Unsatisfactory, or Below Average Requires a Remark)

Results of Training Flight:			Company Training Pilot/Based at
☐ Satisfactory	☐ Unsatisfactory

Training Pilot Name		Training Pilot Signature	Pilot/Trainee Signature

Confidential 4/1312007

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

EXHIBIT 17 – OFFERED AIRCRAFT AND ASSOCIATED DATA

Offeror shall complete and submit this information and submit as a part of their offer.

Offered Aircraft

Tanker N-Number	Tanker# (If assigned)	Tanker Make/Model	Payload [a]	Normal Operating Wt.	Cruise (KTAS) [b]	Hourly Fuel Consumption

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

EXHIBIT 18 – PUBLIC AIRCRAFT OPERATIONS (PAO) DECLARATION

This Exhibit serves as notice that you may be conducting Public Aircraft Operations (PAO) while under contract to the United States Forest Service (USFS). Flights ordered and conducted under this contract may be considered Public Aircraft Operations.

After contract award, the contractor/company is responsible for providing the following information to the Federal Aviation Administration Flight Standards District Office that your 133, 135 and/or 137 Certificates are issued by. In addition, a copy of this document is required to be carried in each aircraft listed below.

Civil Operator: Name your Certificates are Held Under

Aircraft Type (Fixed-Wing): Make/ Model/ Series

Name of Aircraft Owner: Name on Aircraft Registration

Aircraft Registration Number(s): N Number(s) of aircraft on contract

Contract Number: 1202SAXXXXXXX

Contract Type and Service: EU/ CWN, Airtanker/ Helicopter/ Light FW, etc. Services

Date of Contract: Contract Award Date

Date of Proposed First Flight as a PAO: Effective date of the contract.

Date PAO Declaration Expires: This date should be the final day of the contract period of performance – including the base period of the contract plus all possible option years.

Public Aircraft Operations are being conducted under contract by: U.S. Forest Service, 1400 Independence Avenue SW, Washington DC 20250

Acquisition Management Official: Matt Olson, Contracting Officer, (208) 387-5835; Matthew.Olson@usda.gov

Government Official Making PAO Flight Determinations: Forest Service Assistant Director of Aviation.

Please contact the National Airtanker Program Manager (208-387-5986) with comments or questions regarding the PAO declaration.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

EXHIBIT 19 – ADDITIONAL TELEMETRY UNIT SYSTEM DESCRIPTION

1.	Clearly describe the ATU system installed on the offered:

	Manufacturer/Company	Model Number
AFF Hardware
AFF Service Provider
ATU Hardware
ATU Service Provider
Tank/ Bucket Provider
Drop Controller
Load Cell (if applicable)

2.	Hardware configuration:

3.	What parameter logic determines the following?

a.	Tank / Bucket Fill:

b.	Gate or Door Open:

c.	Gate or Door Close:

d.	Volume Dropped:

4.	ATU Service Provider Website:

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

EXHIBIT 20 – WEIGHT AND BALANCE FORM

All airtankers listed in B-3 Offered Aircraft shall be listed below. Submit these forms for each offered aircraft.

Form A : List of approved equipment (EXAMPLE)							Date Weighed		Date Weighed

Page	A/C Make, Model, Series	Registration Number			Serial Number		In A/C	ON ‘C’ Chart	In A/C	ON ‘C’ Chart

Location and Description of Item		Weight	Arm	Moment	Lat. Arm	Lat. Moment

X:	Item was on the aircraft at the time aircraft was weighed or is included in the basic weight
O:	Item was off the aircraft at the time aircraft was weighed or is not included in the basic weight.
C:	Item is on Form C when installed.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

EXHIBIT 20 – WEIGHT AND BALANCE FORMS

Form B : Aircraft Weighing Record (EXAMPLE)

Make, Model, Serie	Registration Number	Serial Number	Date

Datum is	Leveling Means	Weighing Procedures References	Scale Location

Scale Readings
Scale		Reading	Tare	Net Weight	Long. Arm	Moment	Lat. Arm	Moment
Left Front or Nose
Right Front
Left Aft or Tail
Right Aft
	Basic Weight		Total

Fuel & Oil at Time of Weighing				Notes
	Full	Defueled	Drained
Fuel
Oil Engine
Oil Transmission
Oil Tail Gearboxes
Hydraulic Fluid

Items Weighed not part of Basic Weight				Items not Weighed but part of Basic Weight
Item	Weight	Arm	Moment	Item	Weight	Arm	Moment

Total (—)					Total (+)

Adjusted Basic Weight of Aircraft as Weighed
						CG	Moment
Total Empty Weight of Aircraft as Weighed					Longitudinal EW. CG
Lateral EW CG

Aircraft Weighed By				Scales

Print Name:				Type:

Signature:				Serial Number:

Certificate Type and Number:				Calibration Date:
Calibration Due:

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

Form C : Continuous History of Equipped Weight After Weighing (EXAMPLE)

Make, Model, Series		Registration Number	Serial Number						Page Number

Date mm/dd/yyyy	Description of Item	Weight Change						Current Total Equipped Weight
		Added (+)			Removed (—)
		Weight	Arm	Moment	Weight	Arm	Moment	Weight	CG	Moment

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION C

DESCRIPTION/SPECIFICATIONS/WORK STATEMENT/EXHIBITS

EXHIBIT 21 – INFECTIOUS DISEASE MITIGATION PROCEDURES

1) Infectious Disease Actions and Mitigations

a)

Each contractor and their personnel shall adhere to applicable portions of CDC, FAA, aircraft manufacturer recommendations in addressing actions and mitigations related to infectious diseases. The Forest Service requires that companies review and update their personal protection policies and communicate and train employees on all aspects of the plan. This includes the following measures to protect themselves and others:

i)

Practice routine hand washing. Wash hands often with soap and water for at least 20 seconds, particularly after assisting anyone sick or touching potentially contaminated body fluids or surfaces; after coughing, sneezing, or blowing your nose; after using the restroom.

ii)

Use alcohol-based hand sanitizer (containing at least 60% alcohol) if soap and water are not available. Contractors should consider providing alcohol-based hand sanitizer to crews for their personal use.

iii)

If an employee becomes sick or has had a high-risk exposure to infectious diseases (COVID-19, Flu, H1N1, SARS, MERS, Etc.) immediately report those situations to the Contracting Officer Representative (COR) and Contracting Officer assigned to your USDA Forest Service contract.

b)

To reduce the risk of transfer of virus from an infected person to others via surfaces or inanimate objects on the aircraft, aircraft operators and ground handling personnel shall develop and implement a plan to disinfect aircraft prior to inspection, and during use. This plan should also include disinfecting after carrying an infected person. The plan needs to take into account the unusual features of the aircraft and cabin area. Considering that it may be difficult to identify an aircraft carrying an infected person, the focus should be on the assumption that all aircraft are periodically occupied by infected persons and therefore require routine and frequent disinfection in accordance with the contractor’s plan. Submit your plan to the CO within 10 days of implementation of this modification.

c)

If certain events occur (e.g. employee or government personnel with a fever, cough, or difficulty breathing) these individuals shall not be allowed on mission flights and need to contact their employer / supervisor to report their condition.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

D.1	CONTRACT CLAUSES INCORPORATED BY REFERENCE (FAR 52.252-2)(FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): www.arnet.gov/far/ www.usda.gov/procurement/policy/agar.html

CLAUSES INCORPORATED BY REFERENCE:

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.203-3	Gratuities (APR 1984)
52.203-11	Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions (SEP 2007)
52.203-12	Limitation on Payments to Influence Certain Federal Transactions (OCT 2010)
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper (MAY 2011)
52.204-13	System for Award Management Maintenance. (OCT 2018)
52.204-18	Commercial and Government Entity Code Maintenance (JUL 2016)
52.204-19	Incorporation by Reference of Representations and Certifications (DEC 2014)
52.223-1	Biobased Product Certification (MAY 2012)
52.223-2	Affirmative Procurement Of Biobased Products Under Service And Construction Contracts (SEPT 2013)
52.223-3	Hazardous Material Identification And Material Safety Data (ALT – 1) (JUL 1997)
52.225-25	Prohibition on Engaging in Sanctioned Activities Relating to Iran – Certification (DEC 2012)
52.229-3	Federal, State, and Local Taxes (FEB 2013)
52.232.40	Providing Accelerated Payments To Small Business Subcontractors (DEC 2013)
52.242-13	Bankruptcy (JUL 1995)
52.245-1	Government Property (APR 2012)

AGAR CLAUSES

AGAR 452.237-75 Restrictions Against Disclosure (FEB 1988)

D.2	CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS (FAR 52.212-4) (DEVIATION 2017-1) (OCT 2018)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. If repair/replacement or reperformance will not correct the defects or is not possible, the government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights —

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to 41 U.S.C. chapter 71,Contract Disputes. Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer — System for Award Management, or 52.232-34, Payment by Electronic Funds Transfer—Other Than System for Award Management), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment.

(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2) Prompt Payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR Part 1315.

(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall—

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the—

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable;

(C) Affected line item or subline item, if applicable; and

(D) Contractor point of contact.

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(6) Interest.

(i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in 41 U.S.C. 7109, which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period at fixed by the Secretary until the amount is paid.

(ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii) Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if—

(A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;

(B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v) Amounts shall be due at the earliest of the following dates:

(A) The date fixed under this contract.

(B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on—

(A) The date on which the designated office receives payment from the Contractor;

(B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii) The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. chapter 37, Contract Work Hours and Safety Standards; 41 U.S.C. chapter 87, Kickbacks; 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. chapter 21 relating to procurement integrity.

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, Compliance with Laws Unique to Government Contracts, and Unauthorized Obligations paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(9) The specification.

(t) Reserved

(u) Unauthorized Obligations.

(1) Except as stated in paragraph (u)(2) of this clause, when any supply or service acquired under this contract is subject to any End Use License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement, that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern:

(i) Any such clause is unenforceable against the Government.

(ii) Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement. If the EULA, TOS, or similar legal instrument or agreement is invoked through an “I agree” click box or other comparable mechanism (e.g., “click-wrap” or “browse-wrap” agreements), execution does not bind the Government or any Government authorized end user to such clause.

(iii) Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement.

(2) Paragraph (u)(1) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulations and procedures.

(v) Incorporation by reference. The Contractor’s representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of Clause)

Alternate I (Jan 2017) When a time-and-materials or labor-hour contract is contemplated, substitute the following paragraphs (a), (e), (i), (l), and (m) for those in the basic clause.

(a) Inspection/Acceptance.

(1) The Government has the right to inspect and test all materials furnished and services performed under this contract, to the extent practicable at all places and times, including the period of performance, and in any event before acceptance. The Government may also inspect the plant or plants of the Contractor or any subcontractor engaged in contract performance. The Government will perform inspections and tests in a manner that will not unduly delay the work.

(2) If the Government performs inspection or tests on the premises of the Contractor or a subcontractor, the Contractor shall furnish and shall require subcontractors to furnish all reasonable facilities and assistance for the safe and convenient performance of these duties.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(3) Unless otherwise specified in the contract, the Government will accept or reject services and materials at the place of delivery as promptly as practicable after delivery, and they will be presumed accepted 60 days after the date of delivery, unless accepted earlier.

(4) At any time during contract performance, but not later than 6 months (or such other time as may be specified in the contract) after acceptance of the services or materials last delivered under this contract, the Government may require the Contractor to replace or correct services or materials that at time of delivery failed to meet contract requirements. Except as otherwise specified in paragraph (a)(6) of this clause, the cost of replacement or correction shall be determined under paragraph (i) of this clause, but the “hourly rate” for labor hours incurred in the replacement or correction shall be reduced to exclude that portion of the rate attributable to profit. Unless otherwise specified below, the portion of the “hourly rate” attributable to profit shall be 10 percent. The Contractor shall not tender for acceptance materials and services required to be replaced or corrected without disclosing the former requirement for replacement or correction, and, when required, shall disclose the corrective action taken. [Insert portion of labor rate attributable to profit.]

(5)

(i) If the Contractor fails to proceed with reasonable promptness to perform required replacement or correction, and if the replacement or correction can be performed within the ceiling price (or the ceiling price as increased by the Government), the Government may—

(A) By contract or otherwise, perform the replacement or correction, charge to the Contractor any increased cost, or deduct such increased cost from any amounts paid or due under this contract; or

(B) Terminate this contract for cause.

(ii) Failure to agree to the amount of increased cost to be charged to the Contractor shall be a dispute under the Disputes clause of the contract.

(6) Notwithstanding paragraphs (a)(4) and (5) above, the Government may at any time require the Contractor to remedy by correction or replacement, without cost to the Government, any failure by the Contractor to comply with the requirements of this contract, if the failure is due to--

(i) Fraud, lack of good faith, or willful misconduct on the part of the Contractor’s managerial personnel; or

(ii) The conduct of one or more of the Contractor’s employees selected or retained by the Contractor after any of the Contractor’s managerial personnel has reasonable grounds to believe that the employee is habitually careless or unqualified.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(7) This clause applies in the same manner and to the same extent to corrected or replacement materials or services as to materials and services originally delivered under this contract.

(8) The Contractor has no obligation or liability under this contract to correct or replace materials and services that at time of delivery do not meet contract requirements, except as provided in this clause or as may be otherwise specified in the contract.

(9) Unless otherwise specified in the contract, the Contractor’s obligation to correct or replace Government-furnished property shall be governed by the clause pertaining to Government property.

(e) Definitions.

(1) The clause at FAR 52.202-1, Definitions, is incorporated herein by reference. As used in this clause—

(i) Direct materials means those materials that enter directly into the end product, or that are used or consumed directly in connection with the furnishing of the end product or service.

(ii) Hourly rate means the rate(s) prescribed in the contract for payment for labor that meets the labor category qualifications of a labor category specified in the contract that are—

(A) Performed by the contractor;

(B) Performed by the subcontractors; or

(C) Transferred between divisions, subsidiaries, or affiliates of the contractor under a common control.

(iii) Materials means—

(A) Direct materials, including supplies transferred between divisions, subsidiaries, or affiliates of the contractor under a common control;

(B) Subcontracts for supplies and incidental services for which there is not a labor category specified in the contract;

(C) Other direct costs (e.g., incidental services for which there is not a labor category specified in the contract, travel, computer usage charges, etc.);

(D) The following subcontracts for services which are specifically excluded from the hourly rate: [Insert any subcontracts for services to be excluded from the hourly rates prescribed in the schedule.]; and

(E) Indirect costs specifically provided for in this clause.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

SECTION D

CONTRACT CLAUSES

(iv) Subcontract means any contract, as defined in FAR Subpart 2.1, entered into with a subcontractor to furnish supplies or services for performance of the prime contract or a subcontract including transfers between divisions, subsidiaries, or affiliates of a contractor or subcontractor. It includes, but is not limited to, purchase orders, and changes and modifications to purchase orders.

(i) Payments.

(1) Work performed. The Government will pay the Contractor as follows upon the submission of commercial invoices approved by the Contracting Officer:

(i) Hourly rate.

(A) The amounts shall be computed by multiplying the appropriate hourly rates prescribed in the contract by the number of direct labor hours performed. Fractional parts of an hour shall be payable on a prorated basis.

(B) The rates shall be paid for all labor performed on the contract that meets the labor qualifications specified in the contract. Labor hours incurred to perform tasks for which labor qualifications were specified in the contract will not be paid to the extent the work is performed by individuals that do not meet the qualifications specified in the contract, unless specifically authorized by the Contracting Officer.

(C) Invoices may be submitted once each month (or at more frequent intervals, if approved by the Contracting Officer) to the Contracting Officer or the authorized representative.

(D) When requested by the Contracting Officer or the authorized representative, the Contractor shall substantiate invoices (including any subcontractor hours reimbursed at the hourly rate in the schedule) by evidence of actual payment, individual daily job timecards, records that verify the employees meet the qualifications for the labor categories specified in the contract, or other substantiation specified in the contract.

(E) Unless the Schedule prescribes otherwise, the hourly rates in the Schedule shall not be varied by virtue of the Contractor having performed work on an overtime basis.

(1) If no overtime rates are provided in the Schedule and the Contracting Officer approves overtime work in advance, overtime rates shall be negotiated.

(2) Failure to agree upon these overtime rates shall be treated as a dispute under the Disputes clause of this contract.

(3) If the Schedule provided rates for overtime, the premium portion of those rates will be reimbursable only to the extent the overtime is approved by the Contracting Officer.

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(ii) Materials.

(A) If the Contractor furnishes materials that meet the definition of a commercial item at FAR 2.101, the price to be paid for such materials shall not exceed the Contractor’s established catalog or market price, adjusted to reflect the—

(1) Quantities being acquired; and

(2) Any modifications necessary because of contract requirements.

(B) Except as provided for in paragraph (i)(1)(ii)(A) and (D)(2) of this clause, the Government will reimburse the Contractor the actual cost of materials (less any rebates, refunds, or discounts received by the contractor that are identifiable to the contract) provided the Contractor—

(1) Has made payments for materials in accordance with the terms and conditions of the agreement or invoice; or

(2) Makes these payments within 30 days of the submission of the Contractor’s payment request to the Government and such payment is in accordance with the terms and conditions of the agreement or invoice.

(C) To the extent able, the Contractor shall—

(1) Obtain materials at the most advantageous prices available with due regard to securing prompt delivery of satisfactory materials; and

(2) Give credit to the Government for cash and trade discounts, rebates, scrap, commissions, and other amounts that are identifiable to the contract.

(D) Other Costs. Unless listed below, other direct and indirect costs will not be reimbursed.

(1) Other direct Costs. The Government will reimburse the Contractor on the basis of actual cost for the following, provided such costs comply with the requirements in paragraph (i)(1)(ii)(B) of this clause: [Insert each element of other direct costs (e.g., travel, computer usage charges, etc. Insert “None” if no reimbursement for other direct costs will be provided. If this is an indefinite delivery contract, the Contracting Officer may insert “Each order must list separately the elements of other direct charge(s) for that order or, if no reimbursement for other direct costs will be provided, insert ‘None’.”]

(2) Indirect Costs (Material handling, Subcontract Administration, etc.). The Government will reimburse the Contractor for indirect

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costs on a pro-rata basis over the period of contract performance at the following fixed price: [Insert a fixed amount for the indirect costs and payment schedule. Insert “$0” if no fixed price reimbursement for indirect costs will be provided. (If this is an indefinite delivery contract, the Contracting Officer may insert “Each order must list separately the fixed amount for the indirect costs and payment schedule or, if no reimbursement for indirect costs, insert ‘None’.”]

(2) Total cost. It is estimated that the total cost to the Government for the performance of this contract shall not exceed the ceiling price set forth in the Schedule and the Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within such ceiling price. If at any time the Contractor has reason to believe that the hourly rate payments and material costs that will accrue in performing this contract in the next succeeding 30 days, if added to all other payments and costs previously accrued, will exceed 85 percent of the ceiling price in the Schedule, the Contractor shall notify the Contracting Officer giving a revised estimate of the total price to the Government for performing this contract with supporting reasons and documentation. If at any time during the performance of this contract, the Contractor has reason to believe that the total price to the Government for performing this contract will be substantially greater or less than the then stated ceiling price, the Contractor shall so notify the Contracting Officer, giving a revised estimate of the total price for performing this contract, with supporting reasons and documentation. If at any time during performance of this contract, the Government has reason to believe that the work to be required in performing this contract will be substantially greater or less than the stated ceiling price, the Contracting Officer will so advise the Contractor, giving the then revised estimate of the total amount of effort to be required under the contract.

(3) Ceiling price. The Government will not be obligated to pay the Contractor any amount in excess of the ceiling price in the Schedule, and the Contractor shall not be obligated to continue performance if to do so would exceed the ceiling price set forth in the Schedule, unless and until the Contracting Officer notifies the contractor in writing that the ceiling price has been increased and specifies in the notice a revised ceiling that shall constitute the ceiling price for performance under this contract. When and to the extent that the ceiling price set forth in the Schedule has been increased, any hours expended and material costs incurred by the Contractor in excess of the ceiling price before the increase shall be allowable to the same extent as if the hours expended and material costs had been incurred after the increase in the ceiling price.

(4) Access to records. At any time before final payment under this contract, the Contracting Officer (or authorized representative) will have access to the following (access shall be limited to the listing below unless otherwise agreed to by the Contractor and the Contracting Officer):

(i) Records that verify that the employees whose time has been included in any invoice met the qualifications for the labor categories specified in the contract.

(ii) For labor hours (including any subcontractor hours reimbursed at the hourly rate in the schedule), when timecards are required as substantiation for payment—

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(A) The original timecards (paper-based or electronic);

(B) The Contractor’s timekeeping procedures;

(C) Contractor records that show the distribution of labor between jobs or contracts; and

(D) Employees whose time has been included in any invoice for the purpose of verifying that these employees have worked the hours shown on the invoices.

(iii) For material and subcontract costs that are reimbursed on the basis of actual cost—

(A) Any invoices or subcontract agreements substantiating material costs; and

(B) Any documents supporting payment of those invoices.

(5) Overpayments/Underpayments. Each payment previously made shall be subject to reduction to the extent of amounts, on preceding invoices, that are found by the Contracting Officer not to have been properly payable and shall also be subject to reduction for overpayments or to increase for underpayments. The Contractor shall promptly pay any such reduction within 30 days unless the parties agree otherwise. The Government within 30 days will pay any such increases, unless the parties agree otherwise. The Contractor’s payment will be made by check. If the Contractor becomes aware of a duplicate invoice payment or that the Government has otherwise overpaid on an invoice payment, the Contractor shall—

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the—

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable;

(C) Affected line item or subline item, if applicable; and

(D) Contractor point of contact.

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

(6)

(i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury, as provided in 41 U.S.C. 7109, which is applicable to the period in which the amount becomes due, and then at the rate applicable for each six month period as established by the Secretary until the amount is paid.

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(ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii) Final Decisions. The Contracting Officer will issue a final decision as required by 33.211 if—

(A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt in a timely manner;

(B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see FAR 32.60702).

(iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v) Amounts shall be due at the earliest of the following dates:

(A) The date fixed under this contract.

(B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on—

(A) The date on which the designated office receives payment from the Contractor;

(B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii) The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.

(viii) Upon receipt and approval of the invoice designated by the Contractor as the “completion invoice” and supporting documentation, and upon compliance by the Contractor with all terms of this contract, any outstanding balances will be

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paid within 30 days unless the parties agree otherwise. The completion invoice, and supporting documentation, shall be submitted by the Contractor as promptly as practicable following completion of the work under this contract, but in no event later than 1 year (or such longer period as the Contracting Officer may approve in writing) from the date of completion.

(7) Release of claims. The Contractor, and each assignee under an assignment entered into under this contract and in effect at the time of final payment under this contract, shall execute and deliver, at the time of and as a condition precedent to final payment under this contract, a release discharging the Government, its officers, agents, and employees of and from all liabilities, obligations, and claims arising out of or under this contract, subject only to the following exceptions.

(i) Specified claims in stated amounts, or in estimated amounts if the amounts are not susceptible to exact statement by the Contractor.

(ii) Claims, together with reasonable incidental expenses, based upon the liabilities of the Contractor to third parties arising out of performing this contract, that are not known to the Contractor on the date of the execution of the release, and of which the Contractor gives notice in writing to the Contracting Officer not more than 6 years after the date of the release or the date of any notice to the Contractor that the Government is prepared to make final payment, whichever is earlier.

(iii) Claims for reimbursement of costs (other than expenses of the Contractor by reason of its indemnification of the Government against patent liability), including reasonable incidental expenses, incurred by the Contractor under the terms of this contract relating to patents.

(8) Prompt payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C 3903) and prompt payment regulations at 5 CFR part 1315.

(9) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(10) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date that appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid an amount for direct labor hours (as defined in the Schedule of the contract) determined by multiplying the number of direct labor hours expended before the effective date of termination by the hourly rate(s) in the contract, less any hourly rate payments already made to the Contractor plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system that have resulted from the termination. The Contractor shall not be required to comply with the

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cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred that reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon written request, with adequate assurances of future performance. Subject to the terms of this contract, the Contractor shall be paid an amount computed under paragraph (i) Payments of this clause, but the “hourly rate” for labor hours expended in furnishing work not delivered to or accepted by the Government shall be reduced to exclude that portion of the rate attributable to profit. Unless otherwise specified in paragraph (a)(4) of this clause, the portion of the “hourly rate” attributable to profit shall be 10 percent. In the event of termination for cause, the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

D.3	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS — COMMERCIAL ITEMS (FAR 52.212-5) (DEVIATION 2017-1 AND DEVIATION APR 2020) (OCT 2020)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(3) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (Aug 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015)

(5) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(6) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77, 108-78 (19 U.S.C. 3805 note)).

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (JUN 2020) (Deviation 2017-1), with Alternate I (OCT 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

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☒ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (JUN 2020) (Deviation 2017-1), (41 U.S.C. 3509).

☐ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Deviation 2017-1), (Section 1553 of Pub L. 111-5) (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009).

☒ (4) 52.203-17, Contractor Employee Whistleblower Rights and Requirement To Inform Employees of Whistleblower Rights (JUN 2020) (Deviation 2017-1), (41 U .S.C. 4712) relating to whistleblower protections).

☒ (5) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Oct 2018) (Pub. L. 109-282) (31 U.S.C. 6101 note).

☐ (6) [Reserved]

☐ (7) 52.204-14, Service Contract Reporting Requirements (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

☒ (8) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

☒ (9 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Oct 2015) (31 U.S.C. 6101 note).

☒ (10) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Oct 2018) (41 U.S.C. 2313).

☐ (11) [Reserved]

☐ (12) (i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (Mar 2020) (15 U.S.C. 657a).

☐ (ii) Alternate I (Mar 2020) of 52.219-3.

☐ (13) (i) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Mar 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer)(15 U.S.C. 657a).

☐ (ii) Alternate I (Mar 2020) of 52.219-4.

☐ (14) [Reserved]

☐ (15) (i) 52.219-6, Notice of Total Small Business Aside (Mar 2020) (15 U.S.C. 644).

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☐ (ii) Alternate I (Mar 2020) of 52.219-4.

☐ (16) (i) 52.219-7, Notice of Partial Small Business Set-Aside (Mar 2020) (15 U.S.C. 644).

☐ (ii) Alternate I (Mar 2020) of 52.219-7.

☒ (17) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)).

☐ (18) (i) 52.219-9, Small Business Subcontracting Plan (JUN 2020) (15 U.S.C. 637 (d)(4)).

☐ (ii) Alternate I (NOV 2016) of 52.219-9.

☐ (iii) Alternate II (NOV 2016) of 52.219-9.

☐ (iv) Alternate III (Mar 2020) of 52.219-9.

☐ (v) Alternate IV (Mar 2020) of 52.219-9.

☐ (19) 52.219-13, Notice of Set-Aside of Orders (Mar 2020) (15 U.S.C. 644(r)).

☐ (ii) Alternate I (Mar 2020) of 52.219-13.

☐ (20) 52.219-14, Limitations on Subcontracting (Mar 2020) (15 U.S.C. 637(a)(14)).

☐ (21) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

☐ (22) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (Mar 2020) (15 U.S.C. 657f).

☒ (23) 52.219-28, Post Award Small Business Program Rerepresentation (May 2020) (15 U.S.C. 632(a)(2)).

☐ (ii) Alternate I (Mar 2020) of 52.219-28.

☐ (24) 52.219-29, Notice of Set-Aside for, or Sole Source Award to, Economically Disadvantaged Women-Owned Small Business Concerns (Mar 2020) (15 U.S.C. 637(m)).

☐ (25) 52.219-30, Notice of Set-Aside for, or Sole Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (Mar 2020) (15 U.S.C. 637(m)).

☐ (26) 52.219-32, Orders Issued Directly Under Small Business Reserves (MAR 2020) (15 U.S.C. 644(r)).

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☐ (27) 52.219-33, Nonmanufacturer Rule (MAR 2020) (15U.S.C. 637(a)(17)).

☒ (28) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (29)52.222-19, Child Labor—Cooperation with Authorities and Remedies (Jan 2020) (E.O. 13126).

☒ (30) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

☒ (31) (i) 52.222-26, Equal Opportunity (Sep 2016) (E.O. 11246).

☐ (ii) Alternate I (Feb 1999) of 52.222-26.

☒ (32) (i) 52.222-35, Equal Opportunity for Veterans (Jun 2020) (38 U.S.C. 4212).

☐ (ii) Alternate I (July 2014) of 52.222-35.

☒ (33) (i) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020) (29 U. S.C. 793).

☐ (ii) Alternate I (July 2014) of 52.222-36.

☒ (34) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C. 4212).

☒ (35) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

☒ (36) (i) 52.222-50, Combating Trafficking in Persons (OCT 2020) (22 U.S.C. chapter 78 and E.O. 13627).

☐ (ii) Alternate I (Mar 2015) of 52.222-50, (22 U.S.C. chapter 78 and E.O. 13627).

☒ (37) 52.222-54, Employment Eligibility Verification (Oct 2015). (E. O. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

☐ (38) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

☐ (39) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (Jun 2016) (E.O.13693).

☐ (40) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (Jun 2016) (E.O. 13693).

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☐ (41) (i) 52.223-13, Acquisition of EPEAT® -Registered Imaging Equipment (Jun 2014) (E.O.s 13423 and 13514

☐ (ii) Alternate I (Oct 2015) of 52.223-13.

☐ (42) (i) 52.223-14, Acquisition of EPEAT® -Registered Television (Jun 2014) (E.O.s 13423 and 13514).

☐ (ii) Alternate I (Jun 2014) of 52.223-14.

☐ (43) 52.223-15, Energy Efficiency in Energy-Consuming Products (May 2020) (42 U. S.C. 8259b).

☐ (44) (i) 52.223-16, Acquisition of EPEAT® -Registered Personal Computer Products (Oct 2015) (E.O.s 13423 and 13514).

☐ (ii) Alternate I (Jun 2014) of 52.223-16.

☒ (45) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging while Driving (Jun 2020) (E.O. 13513).

☐ (46) 52.223-20, Aerosols (Jun 2016) (E.O. 13693).

☐ (47) 52.223-21, Foams (Jun 2016) (E.O. 13696).

☐ (48) (i) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a).

☐ (ii) Alternate I (Jan 2017) of 52.224-3.

☒ (49) 52.225-1, Buy American—Supplies (May 2014) (41 U.S.C. chapter 83).

☐ (50) (i) 52.225-3, Buy American—Free Trade Agreements—Israeli Trade Act (May 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43).

☐ (ii) Alternate I (May 2014) of 52.225-3.

☐ (iii) Alternate II (May 2014) of 52.225-3.

☐ (iv) Alternate III (May 2014) of 52.225-3.

☐ (51) 52.225-5, Trade Agreements (Oct 2019) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (52) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

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☐ (53) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

☐ (54) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

☐ (55) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☐ (56) 52.229-12, Tax on Certain Foreign Procurements (Jun 2020).

☐ (57) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 4505), 10 U.S.C. 2307(f)).

☐ (58) 52.232-30, Installment Payments for Commercial Items (Jan 2017) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

☒ (59) 52.232-33, Payment by Electronic Funds Transfer—System for Award Management (Oct 2018) (31 U.S.C. 3332).

☐ (60) 52.232-34, Payment by Electronic Funds Transfer—Other Than System for Award Management (Jul 2013) (31 U.S.C. 3332).

☐ (61) [52.232-40, Providing Accelerated Payments to Small Business Subcontractors (DEC 2013) (DEVIATION APR 2020) (31 U.S.C. 3903 and 10 U.S.C. 2307).

☐ (62) 52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).

☐ (63) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

☐ (64) 52.242-5, Payments to Small Business Subcontractors (Jan 2017) (15 U.S.C. 637(d)(13)).

☐ (65) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

☐ (iii) Alternate II (Feb 2006) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

☒ (1) 52.222-41, Service Contract Labor Standards (Aug 2018) (41 U.S.C. chapter 67.).

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☒ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

☒ (3) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards — Price Adjustment (Multiple Year and Option Contracts) (Aug 2018) (29 U.S.C.206 and 41 U.S.C. chapter 67).

☐ (4) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards — Price Adjustment (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

☐ (5) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (May 2014) (41 U.S.C. chapter 67).

☐ (6) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (May 2014) (41 U.S.C. chapter 67).

☒ (7) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015) (E.O. 13658).

☒ (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

☐ (9) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (May 2014) (42 U.S.C. 1792).

(d) Comptroller General Examination of Record Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, as defined in FAR 2.101, on the date of award of this contract, and does not contain the clause at 52.215-2, Audit and Records-Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(e)

(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509).

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(iv) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(v) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(vi) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

(vii) 52.222-26, Equal Opportunity (Sep 2015) (E.O. 11246).

(viii) 52.222-35, Equal Opportunity for Veterans (Jun 2020) (38 U.S.C. 4212).

(ix) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020) (29 U.S.C. 793).

(x) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C. 4212).

(xi) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(xii) 52.222-41, Service Contract Labor Standards (Aug 2018), (41 U.S.C. chapter 67).

(xiii) (A) 52.222-50, Combating Trafficking in Persons (OCT 2020) (22 U.S.C. chapter 78 and E.O. 13627).

(B) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 E.O. 13627).

(xiv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (May 2014) (41 U.S.C. chapter 67.)

(xv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (May 2014) (41 U.S.C. chapter 67)

(xvi) 52.222-54, Employment Eligibility Verification (Oct 2015) (E. O. 12989).

(xvii) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015).

(xviii) 52.222-62, Paid sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

(xix) (A) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a).

(B) Alternate I (Jan 2017) of 52.224-3.

(xx) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxi) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Jun 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxii) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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D.4	ORDERING (FAR 52.216-18) (OCT 1995)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from Jan 1, 2021 through Dec 31, 2025.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered “issued” when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

(End of clause)

D.5	ORDER LIMITATIONS (FAR 52.216-19) (OCT 1995)

(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than [***], the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.

(b) Maximum order. The Contractor is not obligated to honor-

(1) Any order for a single item in excess of [***];

(2) Any order for a combination of items in excess of [***]; or

(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in paragraph (b)(1) or (2) of this section.

(c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.

(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 10 days after issuance, with written notice stating the Contractor’s intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.

(End of clause)

D.6	INDEFINITE QUANTITY (52.216-22) (OCT 1995)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the “maximum.” The Government shall order at least the quantity of supplies or services designated in the Schedule as the “minimum.”

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(c) Except for any limitations on quantities in the Order Limitations clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor’s and Government’s rights and obligations with respect to that order to the same extent as if the order were completed during the contract’s effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after Dec 30, 2025.

(End of clause)

D.7	TASK-ORDER AND DELIVERY-ORDER OMBUDSMAN (FAR 52.216-32) (SEP 2019)

(a)In accordance with 41 U.S.C. 4106(g), the Agency has designated the following task-order and delivery-order Ombudsman for this contract. The Ombudsman must review complaints from the Contractor concerning all task-order and delivery-order actions for this contract and ensure the Contractor is afforded a fair opportunity for consideration in the award of orders, consistent with the procedures in the contract.

Acquisition Management, Procurement Policy, Washington Office

1400 Independence Ave., SW Washington, D.C. 20250-0003

Phone: (800) 832-1355

Email: SM.FS.WOProcPolicy@usda.gov

(b)Consulting an ombudsman does not alter or postpone the timeline for any other process (e.g., protests).

(c)Before consulting with the Ombudsman, the Contractor is encouraged to first address complaints with the Contracting Officer for resolution. When requested by the Contractor, the Ombudsman may keep the identity of the concerned party or entity confidential, unless prohibited by law or agency procedure.

(End of clause)

D.8	MINIMUM AND MAXIMUM CONTRACT AMOUNTS (AGAR 452.216-73) (FEB 1988)

During the period specified in FAR clause 52.216-18, ORDERING, the Government shall place orders totaling a minimum of [***] but not in excess of [***]

(End of Clause)

D.9	KEY PERSONNEL (AGAR 452.237-74) (FEB 1988)

(a) The Contractor shall assign to this contract the following key personnel: aircraft pilots

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(b) During the first ninety (90) days of performance, the Contractor shall make no substitutions of key personnel unless the substitution is necessitated by illness, death, or termination of employment. The Contractor shall notify the Contracting Officer within 15 calendar days after the occurrence of any of these events and provide the information required by paragraph (c) below. After the initial 90-day period, the Contractor shall submit the information required by paragraph (c) to the Contracting Officer at least 15 days prior to making any permanent substitutions.

(c) The Contractor shall provide a detailed explanation of the circumstances necessitating the proposed substitutions, complete resumes for the proposed substitutes, and any additional information requested by the Contracting Officer. Proposed substitutes should have comparable qualifications to those of the persons being replaced. The Contracting Officer will notify the Contractor within 15 calendar days after receipt of all required information of the decision on substitutions. The contract will be modified to reflect any approved changes of key personnel.

(End of Clause)

D.10	PROPERTY AND PERSONAL DAMAGE

(a) The Contractor shall use every precaution necessary to prevent damage to public and private property.

(b) The Contractor shall be responsible for all damage to property and to persons, including third parties that occur as a result of his or his agent’s or employee’s fault or negligence. The term “third parties” is construed to include employees of the Government.

(c) The Contractor shall procure and maintain during the term of this agreement, and any extension thereof, aircraft and General Public Liability Insurance in accordance with 14 CFR 205. The parties named insured under the policy or policies shall be the CONTRACTOR and THE UNITED STATES OF AMERICA.

(d) The Contractor may be otherwise insured by a combination of primary and excess policies. Such policies shall have combined coverage equal to or greater than the combined minimums required.

(e) Policies containing exclusions for chemical damage or damage incidental to the use of equipment and supplies furnished under this agreement, or growing out of direct performance of the agreement, will not be acceptable. The chemical damage coverage may be limited to chemicals dispensed while performing firefighting activities.

(f) Prior to the commencement of work, the Contractor shall provide the CO with one copy of the insurance policy, or confirmation from the insurance company, certifying that the coverage described in this clause has been obtained.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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D.11	CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (CPARS)

(a) The US Forest Service has adopted the Contractor Performance Assessment Reporting System (CPARS) for reporting all past performance information. One or more past performance evaluations will be conducted in order to record your contract performance as required by FAR 42.15.

(b) The past performance evaluation process is a totally paperless process using CPARS. CPARS is a web-based system that allows for electronic processing of the performance evaluation report. Once the report is processed, it is available in the Past Performance Information Retrieval System (PPIRS) for Government use in evaluating past performance as part of a source selection action.

(c) We request that you furnish the Contracting Officer with the name, position title, phone number, and email address for each person designated to have access to your firm’s past performance evaluation(s) for the contract no later than 60 days after award. Each person granted access will have the ability to provide comments in the Contractor portion of the report and state whether or not the Contractor agrees with the evaluation, before returning the report to the Assessing Official. The report information must be protected as source selection sensitive information not releasable to the public.

(d) When your Contractor Representative(s) (Past Performance Points of Contact) are registered in CPARS, they will receive an automatically-generated email with detailed login instructions. Further details, systems requirements, and training information for CPARS are available at http://www.cpars.csd.disa.mil/. The CPARS User Manual, registration for On Line Training for Contractor Representatives, and a practice application may be found at this site.

(e) Within 60 days after the end of a performance period, the Contracting Officer will complete an interim or final past performance evaluation and the report will be accessible at http://www.cpars.csd.disa.mil/. Contractor Representatives may then provide comments in response to the evaluation, or return the evaluation without comment.

Comments are limited to the space provided in Block 22. Your comments should focus on objective facts in the Assessing Official’s narrative and should provide your views on the causes and ramifications of the assessed performance. In addition to the ratings and supporting narratives, blocks 1 – 17 should be reviewed for accuracy, as these include key fields that will be used by the Government to identify your firm in future source selection actions. If you elect not to provide comments, please acknowledge receipt of the evaluation by indicating “No comment” in Block 22, and then signing and dating Block 23 of the form. Without a statement in Block 22, you will be unable to sign and submit the evaluation back to the Government. If you do not sign and submit the CPAR within 60 days, it will automatically be returned to the Government and will be annotated: “The report was delivered/received by the contractor on (date). The contractor neither signed nor offered comment in response to this assessment.” Your response is due within 60 calendar days after receipt of the CPAR.

(f) The following guidelines apply concerning your use of the past performance evaluation:

(1) Protect the evaluation as “source selection information.” After review, transmit the evaluation by completing and submitting the form through CPARS. If for some reason you are unable to view and/or submit the form through CPARS, contact the Contracting Officer for instructions.

Contract No. 1202SA21T9009 CWN Amphibious Water Scooper Aircraft Services 2.0	U.S. Forest Service National Office

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(2) Strictly control access to the evaluation within your organization. Ensure the evaluation is never released to persons or entities outside of your control.

(3) Prohibit the use of or reference to evaluation data for advertising, promotional material, preaward surveys, responsibility determinations, production readiness reviews, or other similar purposes.

(g) If you wish to discuss a past performance evaluation, you should request a meeting in writing to the Contracting Officer no later than seven days following your receipt of the evaluation. The meeting will be held in person or via telephone or other means during your 60-day review period.

(h) A copy of the completed past performance evaluation will be available in CPARS for your viewing and for Government use supporting source selection actions after it has been finalized.